UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2023

Date of reporting period:	August 1 , 2022 – July 31, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Ultra Short Duration Income Fund

Annual report
7 | 31 | 23

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PSDTX

Putnam
Ultra Short Duration
Income Fund

Annual report
7 | 31 | 23

Message from the Trustees

September 7, 2023

Dear Fellow Shareholder:

Stocks have generally advanced through much of 2023. Innovations in technology have attracted strong investor interest, helping that sector rebound and lead the market higher. More broadly, international markets are generally performing well, even though the reopening of China’s economy lacked the dynamism many had anticipated.

Bond markets have been more uneven, with some areas gaining and others down moderately. The U.S. Federal Reserve has continued to lift interest rates, but at a more gradual pace than in 2022. U.S. inflation has eased, while the country’s economic growth has remained positive. Against this backdrop, investors are weighing the impact of high borrowing costs, stress in the banking system, and a weaker housing market.

As active managers, your investment team continues to research attractive opportunities for your fund while monitoring risks. This report offers an update on their efforts.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. See below and pages 7–9 for additional performance information. The fund had expense limitations during the period, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/23. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on page 11.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Ultra Short Duration Income Fund

How were market conditions during the 12-month reporting period ended July 31, 2023?

Short-term fixed income delivered positive performance amid considerable market volatility. Rising interest rates and persistent inflation weighed on investor sentiment for much of the period. February 2023 was especially challenging. Investors feared the Federal Reserve might raise interest rates higher than anticipated following the release of January 2023’s rising inflation data and continued labor market tightness. With investors ratcheting up their expectations for interest-rates hikes and the Fed’s terminal interest rate, yields on U.S. Treasuries rose and prices fell as the markets priced in more aggressive monetary policy.

New concerns emerged in March 2023 with the failure of a few U.S. regional banks. In April 2023, U.S. debt ceiling discussions contributed to even higher U.S. Treasury rates. By late spring, however, sentiment improved with a cooler-than-expected inflation reading for May 2023. This led to expectations that the Fed might hold off raising interest rates at its June meeting. At that meeting, the central bank

Ultra Short Duration Income Fund 3

Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/23. A bond rated BBB or higher (A-3/SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time. Due to rounding, percentages may not equal 100%.

Cash and net other assets, if any, represent the market value weights of cash and derivatives and may show a negative market value as a result of the timing of trade versus settlement date transactions. The fund itself has not been rated by an independent rating agency.

skipped an interest-rate hike to allow time to evaluate the effects of its monetary policy on the U.S. economy. Just before the close of the reporting period, the Fed raised interest rates by 0.25% to a range of 5.25%–5.50%. This represented the Fed’s 11th interest-rate increase since it began its campaign to tame inflation in March 2022. Fed Chair Jerome Powell stated that the central bank would continue to make data-driven decisions on a meeting-by-meeting basis. At the same time, recession fears eased, with many investors embracing a soft-landing narrative.

Yields rose in sync with the Fed’s monetary policy. The yield on the 2-year U.S. Treasury note began the period at 3.89% and peaked at 5.05% on March 8 before falling to 4.88% at period-end.

The ICE BofA U.S. Treasury Bill Index, the fund’s benchmark, rose 3.94%. The Bloomberg U.S. Aggregate Bond Index, which is composed largely of U.S. Treasuries, highly rated corporate bonds, and mortgage-backed securities, returned –3.37%.

How did the fund perform during the reporting period?

The fund outperformed its benchmark for the 12 months ended July 31, 2023. The fund returned 4.61% on a net basis. The fund’s distribution yield increased 320 basis points [bps] to end the period at 4.81%. [One bp is one-hundredth of one percentage point.]

What were the drivers of performance during the period?

Corporate credit was the largest contributor to the fund’s relative performance during the 12-month period. The fund benefited from a tightening of short-term corporate

4 Ultra Short Duration Income Fund

credit spreads following the banking crisis in the spring of 2023. [Spreads are the yield advantage bonds carrying credit risk offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] Issuer selection in the financials sector, the largest sector allocation within the fund, was the top contributor to performance. The fund’s allocation in the automotive sector was also additive.

The fund’s allocations to commercial paper contributed to returns as well. We keep a balance of short-maturity commercial paper for liquidity purposes. As interest rates increased, commercial paper yields rose. This allowed us to reinvest the maturing paper at higher interest rates.

Lastly, the fund’s allocation in securitized sectors, including non-agency residential mortgage-backed securities and asset-backed securities, augmented performance. The portfolio management team continues to focus allocations in this area on highly rated securities that are senior in the capital structure. We believe these holdings help broaden diversification within our corporate exposure.

What is your near-term outlook for fixed income markets?

Following the Fed’s decision to hike interest rates at its July meeting, we believe future monetary policy decisions will be influenced by incoming economic data. We continue to believe that interest-rate cuts in 2023 are unlikely due to a resilient labor market and sticky core inflation.

Allocations are shown as a percentage of the fund’s net assets as of 7/31/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time. Due to rounding, percentages may not equal 100%.

The cash and net other assets category may show a negative market value percentage as a result of the timing of trade-date and settlement-date transactions.

Ultra Short Duration Income Fund 5

Credit spread volatility will likely stay elevated in 2023, in our view, as the market continues to digest tighter financial conditions. Current spread levels are well inside typical recessionary levels. As such, we are maintaining a conservative approach and focusing on issuers with strong fundamentals that we believe are appropriately priced for implied Fed activity.

We expect balance sheets for the banking sector to remain stable, particularly within the larger “national champion” banks that dominate that exposure in the fund. We believe most banks will continue to maintain levels of capitalization at or above long-term targets. Meanwhile, current asset quality profiles remain on solid footing, in our view, helping these institutions to weather this potentially more challenging period.

What are the fund’s strategies going forward?

We have positioned Putnam Ultra Short Duration Income Fund to take advantage of a sustained higher interest-rate environment, as we believe Fed cuts in 2023 are unlikely. The fund holds a meaningful allocation to securities with a floating-rate coupon tied to the Secured Overnight Financing Rate. These securities’ coupons reset periodically to reflect current short-term rates. With that said, given our belief that we are nearing a pause in the Fed’s hiking cycle, we marginally extended the fund’s duration during the period by purchasing fixed-rate securities. After beginning the fiscal year with a duration of 0.23 years, the fund ended the period with a duration of 0.42 years.

From a credit quality standpoint, the portfolio is structured with a combination of lower-tier investment-grade securities [BBB or equivalent], generally maturing in one year or less, and upper-tier investment-grade securities [A or AA rated], generally maturing in a range of 1 to 4 years. Within investment-grade corporates, we continue to have a high level of confidence in the creditworthiness of our banking exposure despite the banking turmoil experienced in March 2023. We believe the names the fund owns can hold up well, even in a deteriorating economic environment.

Overall, the Ultra Short Duration Income team is actively monitoring portfolio exposures as market events evolve. We continue to structure the portfolio with capital preservation and liquidity as the primary objectives. We do not try to “stretch for yield” in the strategy.

Thank you, Joanne, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

6 Ultra Short Duration Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2023, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors.

Annualized fund performance Total return for periods ended 7/31/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (10/17/11)
Net asset value	1.25%	1.35%	1.79%	1.47%	4.61%
Class C (10/17/11)
Net asset value	0.97	1.03	1.40	1.09	4.09
Class N (11/1/18)
Before sales charge	1.10	1.20	1.64	1.28	4.34
After sales charge	0.97	1.05	1.33	0.77	2.78
Class R (10/17/11)
Net asset value	0.85	0.96	1.40	1.09	4.09
Class R6 (7/2/12)
Net asset value	1.36	1.46	1.91	1.59	4.64
Class Y (10/17/11)
Net asset value	1.35	1.45	1.89	1.57	4.71

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Class A, C, R, R6, and Y share classes do not carry an initial sales charge or a contingent deferred sales charge. After-sales-charge returns for class N shares reflect the deduction of the maximum 1.50% sales charge levied at the time of purchase. Performance for class N shares prior to their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge and the higher operating expenses of class N shares. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class C share performance reflects conversion to class A shares after eight years.

Comparative annualized index returns For periods ended 7/31/23

	Life of fund	10 years	5 years	3 years	1 year
ICE BofA U.S. Treasury
Bill Index	0.89%	1.04%	1.61%	1.37%	3.94%

Index results should be compared with fund performance at net asset value.

Ultra Short Duration Income Fund 7

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class C, N, R, R6, and Y shares would have been valued at $11,084, $11,096, $10,997, $11,558, and $11,547, respectively.

Fund price and distribution information For the 12-month period ended 7/31/23

Distributions	Class A	Class C	Class N		Class R	Class R6	Class Y
Number	12	12	12		12	12	12
Income	$0.390888	$0.350505	$0.375002		$0.350428	$0.404262	$0.401333
Capital gains	—	—	—		—	—	—
Total	$0.390888	$0.350505	$0.375002		$0.350428	$0.404262	$0.401333
	Net	Net	Before	After	Net	Net	Net
	asset	asset	sales	sales	asset	asset	asset
Share value	value	value	charge	charge	value	value	value
7/31/22	$9.98	$9.97	$9.97	$10.12	$9.97	$10.00	$9.99
7/31/23	10.04	10.02	10.02	10.17	10.02	10.05	10.05
	Net	Net	Before	After	Net	Net	Net
Current rate	asset	asset	sales	sales	asset	asset	asset
(end of period)	value	value	charge	charge	value	value	value
Current dividend rate[1]	4.81%	4.41%	4.66%	4.59%	4.41%	4.94%	4.91%
Current 30-day
SEC yield (with expense
limitation)[2,3]	5.23	4.84	N/A	5.01	4.84	5.37	5.34
Current 30-day SEC
yield (without expense
limitation)[3]	5.16	4.77	N/A	4.94	4.77	5.30	5.26

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class N shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.50% for class N shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For the period, the fund had an expense limitation, without which the yield would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

8 Ultra Short Duration Income Fund

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 6/30/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (10/17/11)
Net asset value	1.20%	1.30%	1.71%	1.32%	4.14%
Class C (10/17/11)
Net asset value	0.93	0.99	1.34	0.98	3.73
Class N (11/1/18)
Before sales charge	1.06	1.16	1.58	1.17	3.98
After sales charge	0.93	1.01	1.27	0.66	2.42
Class R (10/17/11)
Net asset value	0.82	0.92	1.34	0.98	3.73
Class R6 (7/2/12)
Net asset value	1.33	1.42	1.84	1.44	4.38
Class Y (10/17/11)
Net asset value	1.31	1.40	1.81	1.43	4.25

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class C	Class N	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 7/31/22*	0.40%	0.80%	0.55%	0.80%	0.29%	0.30%
Total annual operating expenses for the
fiscal year ended 7/31/22	0.46%	0.86%	0.61%	0.86%	0.35%	0.36%
Annualized expense ratio for the
six-month period ended 7/31/23†	0.42%	0.82%	0.57%	0.82%	0.29%	0.32%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Investment Management’s contractual obligation to limit certain fund expenses through at least 11/30/2023.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Ultra Short Duration Income Fund 9

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/23 to 7/31/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class C	Class N	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$2.11	$4.11	$2.86	$4.11	$1.46	$1.61
Ending value (after expenses)	$1,024.30	$1,021.30	$1,022.50	$1,022.30	$1,025.00	$1,024.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/23, use the following calculation method. To find the value of your investment on 2/1/23, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class C	Class N	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$2.11	$4.11	$2.86	$4.11	$1.45	$1.61
Ending value (after expenses)	$1,022.71	$1,020.73	$1,021.97	$1,020.73	$1,023.36	$1,023.21

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

10 Ultra Short Duration Income Fund

Comparative index definitions

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Ultra Short Duration Income Fund 11

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of July 31, 2023, Putnam employees had approximately $504,000,000 and the Trustees had approximately $70,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in May 2023. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2022 through December 2022. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2022. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

12 Ultra Short Duration Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Ultra Short Duration Income Fund 13

Trustee approval of management contracts

Consideration of your fund’s new and interim management and sub-management contracts

At their meeting on June 23, 2023, the Board of Trustees of your fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam mutual funds, closed-end funds and exchange-traded funds (collectively, the “funds”) (the “Independent Trustees”) approved, subject to approval by your fund’s shareholders, a new management contract with Putnam Investment Management (“Putnam Management”) and a new sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”) (collectively, the “New Management Contracts”). The Trustees considered the proposed New Management Contracts in connection with the planned acquisition of Putnam U.S. Holdings I, LLC (“Putnam Holdings”) by a subsidiary of Franklin Resources, Inc. (“Franklin Templeton”). The Trustees considered that, on May 31, 2023, Franklin Templeton and Great-West Lifeco Inc., the parent company of Putnam Holdings, announced that they had entered into a definitive agreement for a subsidiary of Franklin Templeton to acquire Putnam Holdings in a stock and cash transaction (the “Transaction”). The Trustees noted that Putnam Holdings was the parent company of Putnam Management and PIL. The Trustees were advised that the Transaction would result in a “change of control” of Putnam Management and PIL and would cause your fund’s current Management Contract with Putnam Management and Sub-Management Contract with PIL (collectively, the “Current Management Contracts”) to terminate in accordance with the 1940 Act. The Trustees considered that the New Management Contracts would take effect upon the closing of the Transaction, which was expected to occur in the fourth quarter of 2023.

In addition to the New Management Contracts, the Trustees also approved interim management and sub-management contracts with Putnam Management and PIL, respectively (the “Interim Management Contracts”), which would take effect in the event that for any reason shareholder approval of a New Management Contract was not received by the time of the Transaction closing. The Trustees considered that each Interim Management Contract that became effective would remain in effect until shareholders approved the proposed New Management Contract, or until 150 days elapse after the closing of the Transaction, whichever occurred first. The considerations and conclusions discussed in connection with the Trustees’ consideration of the New Management Contracts and the continuance of your fund’s Current Management Contracts also apply to the Trustees’ consideration of the Interim Management Contracts, supplemented by consideration of the terms, nature and reason for any Interim Management Contract.

The Independent Trustees met with their independent legal counsel, as defined in Rule 0 – 1(a)(6) under the 1940 Act (their “independent legal counsel”), and representatives of Putnam Management and its parent company, Power Corporation of Canada, to discuss the potential Transaction, including the timing and structure of the Transaction and its implications for Putnam Management and the funds, during their regular meeting on November 18, 2022, and the full Board of Trustees further discussed these matters with representatives of Putnam Management at its regular meeting on December 15, 2022. At a special meeting on December 20, 2022, the full Board of Trustees met with representatives of Putnam Management, Power Corporation of Canada and Franklin Templeton to further discuss the potential Transaction, including Franklin Templeton’s strategic plans for Putnam Management’s asset management business and the funds, potential sources of synergy between Franklin Templeton and Putnam Management, potential areas of partnership between Power Corporation of Canada and Franklin Templeton, Franklin Templeton’s distribution capabilities, Franklin Templeton’s existing service provider relationships and Franklin Templeton’s recent acquisitions of other asset management firms.

In order to assist the Independent Trustees in their consideration of the New Management Contracts and other anticipated impacts of the Transaction on the funds and their shareholders, independent legal counsel for the Independent Trustees furnished an initial information request to Franklin Templeton (the “Initial Franklin Request”). At a special meeting of the full Board of Trustees held on January 25, 2023, representatives of Franklin Templeton addressed the firm’s responses to the Initial Franklin Request. At the

14 Ultra Short Duration Income Fund

meeting, representatives of Franklin Templeton discussed, among other things, the business and financial condition of Franklin Templeton and its affiliates, Franklin Templeton’s U.S. registered fund operations, its recent acquisition history, Franklin Templeton’s intentions regarding the operation of Putnam Management and the funds following the completion of the potential Transaction and expected benefits to the funds and Putnam Management that might result from the Transaction.

The Board of Trustees actively monitored developments with respect to the potential Transaction throughout the period leading up to the public announcement of a final sale agreement on May 31, 2023. The Independent Trustees met to discuss these matters at their regular meetings on January 27, April 20 and May 19, 2023. The full Board of Trustees also discussed developments at their regular meeting on February 23, 2023. Following the public announcement of the Transaction on May 31, 2023, independent legal counsel for the Independent Trustees furnished a supplemental information request (the “Supplemental Franklin Request”) to Franklin Templeton. At the Board of Trustees’ regular in-person meeting held on June 22 – 23, 2023, representatives of Putnam Management and Power Corporation of Canada provided further information regarding, among other matters, the final terms of the Transaction and efforts undertaken to retain Putnam employees. The Contract Committee of the Board of Trustees also met on June 22, 2023 to discuss Franklin Templeton’s responses to the Supplemental Franklin Request. Mr. Reynolds, the only Trustee affiliated with Putnam Management, participated in portions of these meetings to provide the perspective of the Putnam organization, but did not otherwise participate in the deliberations of the Independent Trustees or the Contract Committee regarding the potential Transaction.

After the presentations and after reviewing the written materials provided, the Independent Trustees met at their in-person meeting on June 23, 2023 to consider the New Management Contracts for each fund, proposed to become effective upon the closing of the Transaction, and the filing of a preliminary proxy statement. At this meeting and throughout the process, the Independent Trustees also received advice from their independent legal counsel regarding their responsibilities in evaluating the potential Transaction and the New Management Contracts. The Independent Trustees reviewed the terms of the proposed New Management Contracts and the differences between the New Management Contracts and the Current Management Contracts. They noted that the terms of the proposed New Management Contracts were substantially identical to the Current Management Contracts, except for certain changes designed largely to address differences among various of the existing contracts, which had been developed and implemented at different times in the past.

In considering the approval of the proposed New Management Contracts, the Board of Trustees took into account a number of factors, including:1

(i) Franklin Templeton’s and Putnam Management’s belief that the Transaction would not adversely affect the funds or their shareholders and their belief that the Transaction was likely to result in certain benefits (described below) for the funds and their shareholders;

(ii) That Franklin Templeton did not intend to make any material change in Putnam Management’s senior investment professionals (other than certain changes related to reporting structure and organization of personnel discussed below), including the portfolio managers of the funds, or to the firm’s operating locations as a result of the Transaction;

(iii) That Franklin Templeton intended for Putnam Management’s equity investment professionals to continue to operate largely independently from Franklin Templeton, reporting to Franklin Templeton’s Head of Public Markets following the Transaction;

(iv) That, while Putnam Management’s organizational structure was not expected to change immediately following the Transaction, Franklin Templeton intended to revise Putnam Management’s reporting structure in order to include Putnam Management’s fixed income investment professionals in Franklin Templeton’s fixed income group and to include Putnam Management’s Global Asset Allocation (“GAA”) investment professionals in Franklin Templeton’s investment solutions group, with both Franklin Templeton

1All subsequent references to Putnam Management describing the Board of Trustees’ considerations should be deemed to include references to PIL as necessary or appropriate in the context.

Ultra Short Duration Income Fund 15

groups reporting to Franklin Templeton’s Head of Public Markets;

(v) Franklin Templeton’s expectation that there would not be any changes in the investment objectives, strategies or portfolio holdings of the funds as a result of the Transaction;

(vi) That neither Franklin Templeton nor Putnam Management had any current plans to propose changes to the funds’ existing management fees or expense limitations, or current plans to make changes to the funds’ existing distribution arrangements;

(vii) Franklin Templeton’s and Putnam Management’s representations that, following the Transaction, there was not expected to be any diminution in the nature, quality and extent of services provided to the funds and their shareholders by Putnam Management and PIL, including compliance and other non-advisory services;

(viii) That Franklin Templeton did not currently plan to change the branding of the funds or to change the lineup of funds in connection with the Transaction but would continue to evaluate how best to position the funds in the market;

(ix) The possible benefits accruing to the funds and their shareholders as a result of the Transaction, including:

a. That the scale of Franklin Templeton’s investment operations platform would increase the investment and operational resources available to the funds;

b. That the Putnam open-end funds would benefit from Franklin Templeton’s large retail and institutional global distribution capabilities and significant network of intermediary relationships, which may provide additional opportunities for the funds to increase assets and reduce expenses by spreading expenses over a larger asset base; and

c. Potential benefits to shareholders of the Putnam open-end funds that could result from the alignment of certain fund features and shareholder benefits with those of other funds sponsored by Franklin Templeton and its affiliates and access to a broader array of investment opportunities;

(x) The financial strength, reputation, experience and resources of Franklin Templeton and its investment advisory subsidiaries;

(xi) Franklin Templeton’s expectation that the Transaction would not impact the capabilities or responsibilities of Putnam Management’s Investment Division (other than any impact related to reporting structure changes for Putnam Management’s equity, fixed income and GAA investment groups and to including Putnam Management’s fixed income and GAA investment professionals in existing Franklin Templeton investment groups, as discussed above) and that any changes to the Investment Division over the longer term would be made in order to achieve perceived operational efficiencies or improvements to the portfolio management process;

(xii) Franklin Templeton’s commitment to maintaining competitive compensation arrangements to allow Putnam Management to continue to attract and retain highly qualified personnel and Putnam Management’s and Franklin Templeton’s efforts to retain personnel, including efforts implemented since the Transaction was announced;

(xiii) That the current senior management teams at Putnam Management and Power Corporation of Canada had indicated their strong support of the Transaction and that Putnam Management had recommended that the Board of Trustees approve the New Management Contracts; and

(xiv) Putnam Management’s and Great-West Lifeco Inc.’s commitment to bear all expenses incurred by the funds in connection with the Transaction, including all costs associated with the proxy solicitation in connection with seeking shareholder approval of the New Management Contracts.

Finally, in considering the proposed New Management Contracts, the Board of Trustees also took into account their concurrent deliberations and conclusions, as described below, in connection with their annual review of the funds’ Current Management Contracts and the approval of their continuance, effective July 1, 2023, and the extensive materials that they had reviewed in connection with that review process.

Based upon the foregoing considerations, on June 23, 2023, the Board of Trustees, including all of the Independent Trustees, unanimously approved the proposed New Management Contracts and determined to recommend their approval to the shareholders of the funds.

16 Ultra Short Duration Income Fund

General conclusions — Current Management Contracts

The Board of Trustees oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract with respect to your fund between Putnam Management and PIL. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees did not attempt to evaluate PIL as a separate entity.) The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board of Trustees’ independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2023, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board of Trustees’ independent staff and by independent legal counsel for the funds and the Independent Trustees.

At the Board of Trustees’ June 2023 meeting, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At that meeting, the Contract Committee also met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s Current Management Contracts, effective July 1, 2023, and the approval of your fund’s New Management Contracts and Interim Management Contracts, as discussed above.

The Independent Trustees’ approvals were based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam mutual funds and closed-end funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer funds (including the exchange-traded funds) or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. The Trustees also took into account their concurrent deliberations and conclusions, and the materials that they had reviewed, in connection with their approval on June 23, 2023 of the Interim Management Contracts and the

Ultra Short Duration Income Fund 17

New Management Contracts, which had been proposed in light of the Transaction (which would cause the fund’s Current Management Contracts to terminate in accordance with applicable law or the terms of each contract).

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all funds, including fee levels and any breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two mutual funds and each of the exchange-traded funds have implemented so-called “all-in” or unitary management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the fund industry —that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees, Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2022. These expense limitations were: (i) a contractual expense limitation applicable to specified mutual funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified mutual funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2022. Putnam Management and PSERV have agreed to maintain these expense limitations until at least November 30, 2024. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.24% of its average net assets through at least November 30, 2024. During its fiscal year ending in 2022, your fund’s expenses were reduced as a result of this expense limitation. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have the mutual fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve your fund’s New Management Contracts and Interim Management Contracts and the continuance of your fund’s Current Management Contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2022. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2022 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and

18 Ultra Short Duration Income Fund

the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds, as applicable. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to (as applicable) the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability in 2022 for each of the applicable agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for each of the funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees in connection with their annual contract review for the funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s manager-traded separately managed account programs. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the funds. The Trustees observed that the differences in fee rates between these clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for 1940 Act-registered funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, peer-relative and benchmark-relative Putnam fund performance was generally encouraging in 2022 against a backdrop of volatile equity and fixed income markets, driven by factors such as Russia’s invasion of Ukraine, increased tensions with China, disruptions in energy markets and broader supply chains, rising inflation and the significant tightening of monetary policy by the Board of Governors of the Federal Reserve in an effort to combat inflation. The Trustees further noted that, in the face of these numerous economic headwinds, corporate earnings and employment data had been generally robust throughout 2022. For the one-year period ended December 31, 2022, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 41st percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, outperformed their benchmarks by 1.3% gross of fees over the one-year period. The Committee also noted that the funds’

Ultra Short Duration Income Fund 19

aggregate performance over longer-term periods continued to be strong, with the funds, on an asset-weighted basis, ranking in the 34th, 27th and 22nd percentiles of their Lipper peers over the three-year, five-year and ten-year periods ended December 31, 2022, respectively. The Trustees further noted that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of the three-year, five-year and ten-year periods. The Trustees also considered the Morningstar Inc. ratings assigned to the funds and that 40 funds were rated four or five stars at the end of 2022, which represented an increase of 15 funds year-over-year. The Trustees also considered that seven funds were five-star rated at the end of 2022, which was a year-over-year decrease of two funds, and that 83% of the funds’ aggregate assets were in four- or five-star rated funds at year end.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes, as reported in the Barron’s/Lipper Fund Families survey (the “Survey”). The Trustees noted that the Survey ranks mutual fund companies based on their performance across a variety of asset types, and that The Putnam Fund complex had performed exceptionally well in 2022. In this regard, the Trustees considered that the funds had ranked 9th out of 49 fund companies, 3rd out of 49 fund companies and 2nd out of 47 fund companies for the one-year, five-year and ten-year periods, respectively. The Trustees also noted that The Putnam Fund complex had been the only fund family to rank in the top ten in all three time periods. They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2022 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and, where relevant, actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor the performance of those funds.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2022. Your fund’s class A shares’ return, net of fees and expenses, was positive but trailed the return of its benchmark over the one-year period ended December 31, 2022, and was positive and exceeded the return of its benchmark over the three-year and five-year periods ended December 31, 2022. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing.

Brokerage and soft-dollar allocations; distribution and investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the

20 Ultra Short Duration Income Fund

allocation of the funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments made to Putnam Management’s affiliates by the mutual funds for distribution services and investor services. In conjunction with the review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the mutual funds to PSERV and PRM for such services were fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the mutual funds, and that they were of a quality at least equal to those provided by other providers.

Ultra Short Duration Income Fund 21

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Ultra Short Duration Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Ultra Short Duration Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Ultra Short Duration Income Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statement of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended July 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the four years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2019 and the financial highlights for each of the periods ended on or prior to July 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 10, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 7, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Ultra Short Duration Income Fund 23

The fund’s portfolio 7/31/23

CORPORATE BONDS AND NOTES (65.7%)*	Principal amount	Value
Banking (34.9%)
AIB Group PLC 144A sr. unsec. notes 4.75%, 10/12/23 (Ireland)	$12,800,000	$12,762,467
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr. unsec. FRN (US SOFR + 0.60%), 5.745%, 2/18/25 (United Kingdom)	28,032,000	28,029,846
Australia and New Zealand Banking Group, Ltd. 144A sr. unsec. notes 4.829%, 2/3/25 (Australia)	48,073,000	47,641,169
Banco Bilbao Vizcaya Argentaria SA sr. unsec. unsub. FRN 5.862%, 9/14/26 (Spain)	31,340,000	31,057,147
Banco Bilbao Vizcaya Argentaria SA sr. unsec. unsub. notes 0.875%, 9/18/23 (Spain)	28,200,000	28,015,334
Bank of America Corp. sr. unsec. FRN (US SOFR + 1.10%), 6.419%, 4/25/25	700,000	701,926
Bank of America Corp. sr. unsec. FRN 5.08%, 1/20/27	46,963,000	46,459,811
Bank of America Corp. sr. unsec. FRN Ser. MTN, 0.81%, 10/24/24	12,012,000	11,854,403
Bank of America Corp. sr. unsec. unsub. FRN Ser. MTN, 3.458%, 3/15/25	18,857,000	18,554,916
Bank of America Corp. sr. unsec. unsub. FRN Ser. MTN, 3.093%, 10/1/25	12,834,000	12,417,427
Bank of Montreal sr. unsec. FRN Ser. MTN, (US SOFR Compounded Index + 0.47%), 5.743%, 1/10/25 (Canada)	46,935,000	46,734,969
Bank of Montreal sr. unsec. unsub. FRN Ser. MTN, (US SOFR Compounded Index + 0.71%), 5.908%, 3/8/24 (Canada)	37,475,000	37,507,190
Bank of Montreal sr. unsec. unsub. FRN Ser. MTN, (US SOFR Compounded Index + 0.32%), 5.598%, 7/9/24 (Canada)	37,845,000	37,702,328
Bank of New York Mellon (The) sr. unsec. notes 5.148%, 5/22/26	23,857,000	23,781,874
Bank of New York Mellon Corp. (The) sr. unsec. unsub. FRN (US SOFR + 0.62%), 5.94%, 4/25/25	51,384,000	51,288,135
Bank of New York Mellon Corp. (The) sr. unsec. unsub. FRN (US SOFR + 0.20%), 5.52%, 10/25/24	34,893,000	34,685,365
Bank of Nova Scotia (The) sr. unsec. FRN (US SOFR Compounded Index + 0.45%), 5.742%, 4/15/24 (Canada)	74,000,000	73,920,081
Bank of Nova Scotia (The) sr. unsec. unsub. FRN (US SOFR + 0.38%), 5.715%, 7/31/24 (Canada)	46,700,000	46,560,122
Bank of Nova Scotia (The) sr. unsec. unsub. FRN (US SOFR + 0.26%), 5.478%, 9/15/23 (Canada)	22,930,000	22,928,837
Banque Federative du Credit Mutuel SA 144A sr. unsec. FRN (US SOFR Compounded Index + 0.41%), 5.51%, 2/4/25 (France)	70,375,000	69,876,041
Banque Federative du Credit Mutuel SA 144A sr. unsec. notes 5.896%, 7/13/26 (France)	23,865,000	23,957,387
Banque Federative du Credit Mutuel SA 144A sr. unsec. notes 0.65%, 2/27/24 (France)	35,500,000	34,445,118
Barclays PLC sr. unsec. unsub. FRN 3.932%, 5/7/25 (United Kingdom)	34,925,000	34,299,594

24 Ultra Short Duration Income Fund

CORPORATE BONDS AND NOTES (65.7%)* cont.	Principal amount	Value
Banking cont.
Barclays PLC sr. unsec. unsub. FRN 1.007%, 12/10/24 (United Kingdom)	$8,360,000	$8,201,662
BNP Paribas SA 144A sr. unsec. FRN 4.705%, 1/10/25 (France)	21,650,000	21,520,254
BNP Paribas SA 144A sr. unsec. unsub. notes 3.80%, 1/10/24 (France)	9,150,000	9,057,036
BPCE SA 144A sr. unsec. FRN (ICE LIBOR USD 3 Month + 1.24%), 6.78%, 9/12/23 (France)	69,767,000	69,816,116
BPCE SA 144A sr. unsec. FRN (US SOFR + 0.57%), 5.865%, 1/14/25 (France)	24,822,000	24,685,339
BPCE SA 144A sr. unsec. notes 2.375%, 1/14/25 (France)	6,836,000	6,447,901
BPCE SA 144A sr. unsec. unsub. FRN 5.975%, 1/18/27 (France)	28,882,000	28,770,217
Canadian Imperial Bank of Commerce sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.42%), 5.722%, 10/18/24 (Canada)	37,396,000	37,274,074
Canadian Imperial Bank of Commerce sr. unsec. unsub. notes 5.144%, 4/28/25 (Canada)	33,415,000	33,213,785
Citigroup, Inc. sr. unsec. FRN 3.352%, 4/24/25	5,474,000	5,366,237
Citigroup, Inc. sr. unsec. unsub. FRN (US SOFR + 1.37%), 6.537%, 5/24/25	13,997,000	14,067,158
Citigroup, Inc. sr. unsec. unsub. FRN (US SOFR + 0.67%), 6.004%, 5/1/25	43,754,000	43,690,215
Citigroup, Inc. sr. unsec. unsub. FRN 4.14%, 5/24/25	33,275,000	32,850,392
Citizens Bank NA sr. unsec. FRN 4.119%, 5/23/25	19,435,000	18,744,421
Citizens Bank NA sr. unsec. unsub. FRN 5.284%, 1/26/26	41,686,000	39,591,269
Commonwealth Bank of Australia 144A sr. unsec. unsub. FRN (US SOFR + 0.74%), 5.96%, 3/14/25 (Australia)	65,581,000	65,753,592
Commonwealth Bank of Australia/New York, NY sr. unsec. notes 5.079%, 1/10/25	18,783,000	18,711,284
Cooperatieve Rabobank UA sr. unsec. FRN (US SOFR Compounded Index + 0.38%), 5.658%, 1/10/25 (Netherlands)	63,599,000	63,417,368
Cooperatieve Rabobank UA sr. unsec. FRN (US SOFR Compounded Index + 0.30%), 5.589%, 1/12/24 (Netherlands)	16,930,000	16,929,323
Cooperatieve Rabobank UA 144A sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.86%), 6.402%, 9/26/23 (Netherlands)	29,591,000	29,610,317
Credit Agricole SA/London 144A sr. unsec. notes 5.589%, 7/5/26 (France)	33,415,000	33,445,723
Credit Agricole SA/London 144A sr. unsec. unsub. notes 3.25%, 10/4/24 (United Kingdom)	26,932,000	26,143,766
Credit Suisse Group AG sr. unsec. FRN (US SOFR Compounded Index + 0.39%), 5.725%, 2/2/24	21,500,000	21,424,912
Credit Suisse Group AG sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.38%), 5.498%, 8/9/23	18,345,000	18,330,084
Danske Bank A/S 144A sr. unsec. FRN 6.466%, 1/9/26 (Denmark)	17,095,000	17,168,115
Danske Bank A/S 144A sr. unsec. notes 5.375%, 1/12/24 (Denmark)	45,956,000	45,715,150

Ultra Short Duration Income Fund 25

CORPORATE BONDS AND NOTES (65.7%)* cont.	Principal amount	Value
Banking cont.
Danske Bank A/S 144A sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 1.06%), 6.60%, 9/12/23 (Denmark)	$29,800,000	$29,823,929
DNB Bank ASA 144A sr. unsec. FRN 5.896%, 10/9/26 (Norway)	35,783,000	35,822,874
DNB Bank ASA 144A sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.83%), 6.083%, 3/28/25 (Norway)	51,541,000	51,566,959
DNB Bank ASA 144A sr. unsec. unsub. FRN 2.968%, 3/28/25 (Norway)	5,390,000	5,282,525
Federation des Caisses Desjardins du Quebec 144A sr. unsec. FRN (US SOFR + 0.43%), 5.585%, 5/21/24 (Canada)	41,990,000	41,899,827
Fifth Third Bancorp sr. unsec. notes 3.65%, 1/25/24	6,337,000	6,266,237
Fifth Third Bank/Cincinnati, OH sr. unsec. FRN 5.852%, 10/27/25	31,535,000	31,040,044
HSBC USA, Inc. sr. unsec. unsub. notes 5.625%, 3/17/25	57,650,000	57,640,430
Huntington National Bank (The) sr. unsec. FRN (US SOFR Compounded Index + 1.19%), 6.327%, 5/16/25	28,010,000	27,413,471
Huntington National Bank (The) sr. unsec. FRN 5.699%, 11/18/25	45,010,000	44,068,100
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	29,712,000	29,688,557
ING Groep NV sr. unsec. FRN (ICE LIBOR USD 3 Month + 1.00%), 6.533%, 10/2/23 (Netherlands)	67,984,000	68,040,406
ING Groep NV sr. unsec. notes 3.55%, 4/9/24 (Netherlands)	9,800,000	9,646,193
ING Groep NV sr. unsec. notes 4.10%, 10/2/23 (Netherlands)	20,788,000	20,712,226
Intesa Sanpaolo SpA company guaranty sr. unsec. notes 5.25%, 1/12/24 (Italy)	56,505,000	56,252,853
JPMorgan Chase & Co. sr. unsec. unsub. FRN 5.546%, 12/15/25	48,144,000	47,921,430
JPMorgan Chase & Co. sr. unsec. unsub. FRN 3.22%, 3/1/25	55,520,000	54,646,263
JPMorgan Chase & Co. sr. unsec. unsub. FRN 2.083%, 4/22/26	10,061,000	9,461,553
JPMorgan Chase & Co. sr. unsec. unsub. FRN 2.005%, 3/13/26	18,043,000	17,021,811
KeyBank NA sr. unsec. FRN Ser. BKNT, (US SOFR Compounded Index + 0.34%), 5.601%, 1/3/24	53,877,000	53,297,282
KeyBank NA sr. unsec. FRN Ser. BKNT, (US SOFR Compounded Index + 0.34%), 5.601%, 1/3/24	45,440,000	45,340,032
KeyBank NA sr. unsec. FRN Ser. BKNT, (US SOFR Compounded Index + 0.32%), 5.535%, 6/14/24	22,540,000	22,050,739
KeyCorp sr. unsec. unsub. FRN Ser. MTN, 3.878%, 5/23/25	13,996,000	13,177,190
Lloyds Banking Group PLC sr. unsec. unsub. FRN 3.87%, 7/9/25 (United Kingdom)	8,095,000	7,921,308
Lloyds Banking Group PLC sr. unsec. unsub. notes 4.05%, 8/16/23 (United Kingdom)	37,836,000	37,808,769

26 Ultra Short Duration Income Fund

CORPORATE BONDS AND NOTES (65.7%)* cont.	Principal amount	Value
Banking cont.
Macquarie Bank, Ltd. 144A sr. unsec. FRN (US SOFR + 1.31%), 6.546%, 3/21/25 (Australia)	$19,285,000	$19,409,571
Mitsubishi UFJ Financial Group, Inc. sr. unsec. FRN (US SOFR + 0.94%), 6.079%, 2/20/26 (Japan)	29,385,000	29,386,358
Mitsubishi UFJ Financial Group, Inc. sr. unsec. FRN 5.719%, 2/20/26 (Japan)	19,015,000	18,953,813
Mitsubishi UFJ Financial Group, Inc. sr. unsec. FRN 4.788%, 7/18/25 (Japan)	19,631,000	19,407,807
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. FRN 5.541%, 4/17/26 (Japan)	23,461,000	23,361,243
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. FRN 5.063%, 9/12/25 (Japan)	16,390,000	16,215,835
Mizuho Financial Group, Inc. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 1.00%), 6.54%, 9/11/24 (Japan)	10,152,000	10,156,798
National Australia Bank, Ltd. 144A sr. unsec. FRN (US SOFR + 0.38%), 5.678%, 1/12/25 (Australia)	70,891,000	70,650,360
National Bank of Canada company guaranty sr. unsec. FRN (US SOFR + 0.49%), 5.598%, 8/6/24 (Canada)	36,500,000	36,447,166
National Bank of Canada company guaranty sr. unsec. FRN 3.75%, 6/9/25 (Canada)	35,260,000	34,547,750
NatWest Group PLC sr. unsec. unsub. FRN 4.269%, 3/22/25 (United Kingdom)	30,493,000	30,118,488
Nordea Bank ABP 144A sr. unsec. FRN (ICE LIBOR USD 3 Month + 0.94%), 6.403%, 8/30/23 (Finland)	13,772,000	13,777,953
Nordea Bank ABP 144A sr. unsec. notes 3.75%, 8/30/23 (Finland)	5,753,000	5,743,852
PNC Financial Services Group, Inc. (The) sr. unsec. notes 2.20%, 11/1/24	1,066,000	1,020,376
PNC Financial Services Group, Inc. (The) sr. unsec. unsub. FRN 5.812%, 6/12/26	35,271,000	35,288,139
PNC Financial Services Group, Inc. (The) sr. unsec. unsub. FRN 4.758%, 1/26/27	29,298,000	28,785,820
Royal Bank of Canada sr. unsec. FRN Ser. GMTN, (US SOFR Compounded Index + 1.08%), 6.391%, 7/20/26 (Canada)	48,280,000	48,282,655
Royal Bank of Canada sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.36%), 5.695%, 7/29/24 (Canada)	37,565,000	37,445,437
Royal Bank of Canada sr. unsec. unsub. FRN Ser. GMTN, (US SOFR Compounded Index + 0.34%), 5.616%, 10/7/24 (Canada)	45,925,000	45,736,553
Santander Holdings USA, Inc. sr. unsec. notes 3.50%, 6/7/24	27,620,000	26,969,527
Santander UK Group Holdings PLC sr. unsec. unsub. FRN 1.089%, 3/15/25 (United Kingdom)	19,298,000	18,583,660
Santander UK PLC sr. unsec. unsub. notes 4.00%, 3/13/24 (United Kingdom)	7,750,000	7,646,903
Skandinaviska Enskilda Banken AB 144A sr. unsec. notes (ICE LIBOR USD 3 Month + 0.32%), 5.816%, 9/1/23 (Sweden)	57,957,000	57,957,254
Skandinaviska Enskilda Banken AB 144A sr. unsec. notes 0.55%, 9/1/23 (Sweden)	23,478,000	23,372,819

Ultra Short Duration Income Fund 27

CORPORATE BONDS AND NOTES (65.7%)* cont.	Principal amount	Value
Banking cont.
Societe Generale SA 144A sr. unsec. notes 4.25%, 9/14/23 (France)	$2,713,000	$2,704,740
Societe Generale SA 144A sr. unsec. notes 3.875%, 3/28/24 (France)	46,745,000	46,063,783
Societe Generale SA 144A unsec. sub. notes 5.00%, 1/17/24 (France)	24,181,000	23,999,347
State Street Corp. sr. unsec. unsub. notes 5.104%, 5/18/26	52,004,000	51,604,653
State Street Corp. sr. unsec. unsub. notes 5.104%, 5/18/26	32,810,000	32,846,703
Sumitomo Mitsui Financial Group, Inc. unsec. sub. notes Ser. REGS, 4.436%, 4/2/24 (Japan)	45,991,000	45,433,153
Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds 4.436%, 4/2/24 (Japan)	22,646,000	22,371,316
Sumitomo Mitsui Trust Bank, Ltd. 144A sr. unsec. notes 0.80%, 9/12/23 (Japan)	47,459,000	47,189,562
Sumitomo Mitsui Trust Bank, Ltd. 144A sr. unsec. unsub. FRN (US SOFR + 0.44%), 5.66%, 9/16/24 (Japan)	51,242,000	51,097,183
Swedbank AB 144A sr. unsec. FRN (US SOFR Compounded Index + 0.91%), 6.176%, 4/4/25 (Sweden)	28,103,000	28,099,066
Swedbank AB 144A sr. unsec. notes 0.60%, 9/25/23 (Sweden)	9,653,000	9,574,714
Toronto-Dominion Bank (The) sr. unsec. FRN (US SOFR + 0.36%), 5.539%, 3/4/24 (Canada)	3,476,000	3,471,291
Toronto-Dominion Bank (The) sr. unsec. FRN Ser. MTN, (US SOFR + 0.35%), 5.552%, 9/10/24 (Canada)	36,820,000	36,688,553
Toronto-Dominion Bank (The) sr. unsec. notes 5.103%, 1/9/26 (Canada)	32,870,000	32,772,575
Toronto-Dominion Bank (The) sr. unsec. unsub. FRN Ser. MTN, (US SOFR + 0.91%), 6.108%, 3/8/24 (Canada)	25,919,000	25,974,884
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN, 0.45%, 9/11/23 (Canada)	11,127,000	11,062,806
Truist Bank sr. unsec. unsub. FRN Ser. BKNT, (US SOFR + 0.20%), 5.497%, 1/17/24	55,450,000	55,087,357
UBS Group AG 144A sr. unsec. FRN 4.49%, 8/5/25 (Switzerland)	56,339,000	55,280,459
UniCredit SpA 144A sr. unsec. unsub. notes 7.83%, 12/4/23 (Italy)	5,000,000	5,016,690
Wells Fargo & Co. sr. unsec. unsub. FRN Ser. MTN, (US SOFR + 1.32%), 6.64%, 4/25/26	43,180,000	43,544,523
Wells Fargo & Co. sr. unsec. unsub. FRN Ser. MTN, 2.406%, 10/30/25	28,033,000	26,825,809
Wells Fargo & Co. sr. unsec. unsub. FRN Ser. MTN, 0.805%, 5/19/25	23,738,000	22,744,205
Westpac Banking Corp. sr. unsec. unsub. FRN (US SOFR + 0.30%), 5.445%, 11/18/24 (Australia)	43,739,000	43,639,001
		3,731,296,715

28 Ultra Short Duration Income Fund

CORPORATE BONDS AND NOTES (65.7%)* cont.	Principal amount	Value
Basic materials (0.5%)
Georgia-Pacific, LLC 144A sr. unsec. notes 0.625%, 5/15/24	$23,275,000	$22,380,373
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 4.125%, 3/12/24	18,829,000	18,582,040
Westlake Corp. sr. unsec. notes 0.875%, 8/15/24	7,332,000	6,951,135
		47,913,548
Capital goods (1.7%)
Boeing Co. (The) sr. unsec. notes 2.80%, 3/1/24	24,525,000	24,043,110
Boeing Co. (The) sr. unsec. notes 1.95%, 2/1/24	23,317,000	22,849,736
Boeing Co. (The) sr. unsec. notes 1.433%, 2/4/24	34,083,000	33,300,184
Caterpillar Financial Services Corp. sr. unsec. unsub. FRN Ser. MTN, (US SOFR + 0.27%), 5.48%, 9/13/24	18,650,000	18,642,798
Daimler Trucks Finance North America, LLC 144A company guaranty sr. unsec. FRN (US SOFR + 1.00%), 6.267%, 4/5/24	23,666,000	23,707,958
Daimler Trucks Finance North America, LLC 144A company guaranty sr. unsec. FRN (US SOFR + 0.75%), 5.968%, 12/13/24	30,674,000	30,626,782
Daimler Trucks Finance North America, LLC 144A company guaranty sr. unsec. FRN (US SOFR + 0.60%), 5.82%, 12/14/23	28,067,000	28,077,820
Raytheon Technologies Corp. sr. unsec. notes 5.00%, 2/27/26	4,802,000	4,797,787
		186,046,175
Communication services (1.2%)
American Tower Corp. sr. unsec. notes 0.60%, 1/15/24 R	31,200,000	30,475,163
Sprint Corp. company guaranty sr. unsec. sub. notes 7.875%, 9/15/23	28,875,000	28,898,966
Verizon Communications, Inc. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 1.10%), 6.421%, 5/15/25	62,297,000	62,786,047
		122,160,176
Conglomerates (0.4%)
Siemens Financieringsmaatschappij NV 144A company guaranty sr. unsec. FRN (US SOFR + 0.43%), 5.632%, 3/11/24 (Netherlands)	42,200,000	42,261,190
		42,261,190
Consumer cyclicals (2.9%)
BMW US Capital, LLC 144A company guaranty sr. unsec. FRN (US SOFR Compounded Index + 0.84%), 6.108%, 4/1/25	14,980,000	15,019,554
BMW US Capital, LLC 144A company guaranty sr. unsec. FRN (US SOFR Compounded Index + 0.53%), 5.791%, 4/1/24	24,200,000	24,223,596
BMW US Capital, LLC 144A company guaranty sr. unsec. FRN (US SOFR Compounded Index + 0.38%), 5.506%, 8/12/24	37,500,000	37,524,261
Hyatt Hotels Corp. sr. unsec. notes 5.75%, 1/30/27	10,214,000	10,257,251
Lennar Corp. company guaranty sr. unsec. sub. notes 5.875%, 11/15/24	36,141,000	36,241,665
Mercedes-Benz Finance North America, LLC 144A company guaranty sr. unsec. notes 0.75%, 3/1/24	20,110,000	19,484,191

Ultra Short Duration Income Fund 29

CORPORATE BONDS AND NOTES (65.7%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Netflix, Inc. sr. unsec. notes 5.75%, 3/1/24	$8,863,000	$8,840,488
Toyota Motor Credit Corp. sr. unsec. unsub. FRN (US SOFR + 0.29%), 5.50%, 9/13/24	47,610,000	47,530,509
Toyota Motor Credit Corp. sr. unsec. unsub. FRN Ser. MTN, (US SOFR Compounded Index + 0.33%), 5.611%, 1/11/24	55,600,000	55,612,446
Volkswagen Group of America Finance, LLC 144A company guaranty sr. unsec. FRN (US SOFR + 0.95%), 6.146%, 6/7/24	51,319,000	51,542,492
		306,276,453
Consumer finance (4.4%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. FRN (US SOFR + 0.68%), 5.936%, 9/29/23 (Ireland)	54,354,000	54,302,232
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. notes 4.875%, 1/16/24 (Ireland)	32,093,000	31,900,852
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. notes 2.875%, 8/14/24 (Ireland)	5,254,000	5,076,771
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. notes 1.65%, 10/29/24 (Ireland)	23,415,000	22,124,995
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. notes 4.50%, 9/15/23 (Ireland)	3,692,000	3,684,114
Air Lease Corp. sr. unsec. notes 0.80%, 8/18/24	13,301,000	12,607,753
Air Lease Corp. sr. unsec. notes Ser. MTN, 4.25%, 2/1/24	48,926,000	48,502,960
Air Lease Corp. sr. unsec. notes Ser. MTN, 0.70%, 2/15/24	15,082,000	14,657,342
American Express Co. sr. unsec. unsub. FRN (US SOFR + 0.93%), 6.114%, 3/4/25	21,663,000	21,750,803
American Express Co. sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.72%), 5.814%, 5/3/24	42,046,000	42,109,680
American Express Co. sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.23%), 5.324%, 11/3/23	37,415,000	37,396,270
American Express Co. sr. unsec. unsub. notes 4.90%, 2/13/26	6,644,000	6,591,306
American Honda Finance Corp. sr. unsec. FRN Ser. MTN, (ICE LIBOR USD 3 Month + 0.42%), 5.933%, 9/8/23	21,000,000	21,007,502
Capital One Financial Corp. sr. unsec. unsub. FRN (US SOFR + 1.35%), 6.474%, 5/9/25	28,010,000	27,801,170
Capital One Financial Corp. sr. unsec. unsub. FRN (US SOFR + 0.69%), 5.888%, 12/6/24	47,215,000	46,559,856
Capital One Financial Corp. sr. unsec. unsub. notes 3.75%, 4/24/24	48,505,000	47,685,495
General Motors Financial Co., Inc. sr. unsec. sub. FRN (US SOFR + 0.76%), 5.958%, 3/8/24	28,282,000	28,274,817
		472,033,918

30 Ultra Short Duration Income Fund

CORPORATE BONDS AND NOTES (65.7%)* cont.	Principal amount	Value
Consumer staples (1.5%)
Conagra Brands, Inc. sr. unsec. unsub. notes 0.50%, 8/11/23	$14,000,000	$13,980,909
General Mills, Inc. sr. unsec. unsub. FRN (CME Term SOFR 3 Month + 1.27%), 6.58%, 10/17/23	42,364,000	42,390,728
Kenvue, Inc. 144A company guaranty sr. unsec. notes 5.50%, 3/22/25	28,433,000	28,544,919
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 0.75%, 3/15/24	35,759,000	34,674,427
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes 0.375%, 1/15/24	13,931,000	13,599,857
Starbucks Corp. sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.42%), 5.546%, 2/14/24	21,109,000	21,109,984
		154,300,824
Energy (0.4%)
Chevron USA, Inc. company guaranty sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.20%), 5.539%, 8/11/23	42,293,000	42,295,627
		42,295,627
Financial (0.5%)
Macquarie Group, Ltd. 144A sr. unsec. unsub. notes 6.207%, 11/22/24 (Australia)	44,351,000	44,341,667
Mizuho Financial Group Cayman 3, Ltd. 144A company guaranty unsec. sub. notes 4.60%, 3/27/24 (Cayman Islands)	7,310,000	7,215,587
		51,557,254
Health care (2.2%)
Amgen, Inc. sr. unsec. unsub. notes 5.25%, 3/2/25	7,651,000	7,622,837
AstraZeneca PLC sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.67%), 5.995%, 8/17/23 (United Kingdom)	36,320,000	36,306,929
Gilead Sciences, Inc. sr. unsec. notes 0.75%, 9/29/23	21,000,000	20,838,624
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.65%, 5/19/25 (Singapore)	33,398,000	33,112,127
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.45%, 5/19/26 (Singapore)	45,092,000	44,543,288
Roche Holdings, Inc. 144A company guaranty sr. unsec. FRN (US SOFR + 0.33%), 5.532%, 9/11/23 (Switzerland)	32,790,000	32,787,344
Stryker Corp. sr. unsec. notes 0.60%, 12/1/23	14,420,000	14,157,917
Thermo Fisher Scientific, Inc. sr. unsec. FRN (US SOFR Compounded Index + 0.53%), 5.832%, 10/18/24	14,025,000	14,025,000
Thermo Fisher Scientific, Inc. sr. unsec. FRN (US SOFR Compounded Index + 0.39%), 5.692%, 10/18/23	33,326,000	33,330,099
		236,724,165
Insurance (6.4%)
AIG Global Funding 144A sr. unsub. FRN (US SOFR + 0.38%), 5.598%, 12/15/23	37,000,000	36,992,345
Athene Global Funding 144A FRN (ICE LIBOR USD 3 Month + 0.73%), 6.273%, 1/8/24	9,348,000	9,310,253
Athene Global Funding 144A FRN (US SOFR Compounded Index + 0.72%), 5.991%, 1/7/25	46,845,000	45,887,009
Athene Global Funding 144A FRN (US SOFR Compounded Index + 0.56%), 5.705%, 8/19/24	32,630,000	32,162,854

Ultra Short Duration Income Fund 31

CORPORATE BONDS AND NOTES (65.7%)* cont.	Principal amount	Value
Insurance cont.
Athene Global Funding 144A sr. FRN (US SOFR Compounded Index + 0.70%), 5.859%, 5/24/24	$23,802,000	$23,582,766
GA Global Funding Trust 144A FRN (US SOFR + 1.36%), 6.641%, 4/11/25	28,086,000	27,667,548
GA Global Funding Trust 144A FRN (US SOFR + 0.50%), 5.71%, 9/13/24	9,350,000	9,176,275
MassMutual Global Funding II 144A FRN (US SOFR + 0.87%), 6.10%, 3/21/25	47,226,000	47,270,769
MassMutual Global Funding II 144A FRN (US SOFR + 0.36%), 5.649%, 4/12/24	74,780,000	74,760,321
MassMutual Global Funding II 144A FRN (US SOFR + 0.27%), 5.584%, 10/21/24	28,116,000	28,025,832
Metropolitan Life Global Funding I 144A company guaranty sr. FRN (US SOFR + 0.30%), 5.548%, 9/27/24	19,850,000	19,819,785
Metropolitan Life Global Funding I 144A FRN (US SOFR + 0.32%), 5.596%, 1/7/24	27,300,000	27,278,706
Metropolitan Life Global Funding I 144A notes 5.00%, 1/6/26	32,401,000	32,158,322
Metropolitan Life Global Funding I 144A sr. unsub. FRN (US SOFR Compounded Index + 0.91%), 6.14%, 3/21/25	19,175,000	19,289,012
Mutual of Omaha Cos. Global Funding 144A notes 5.80%, 7/27/26	14,660,000	14,636,432
Nationwide Mutual Insurance Co. 144A unsec. sub. FRN 7.842%, 12/15/24	7,737,000	7,734,331
New York Life Global Funding 144A FRN (US SOFR Compounded Index + 0.36%), 5.674%, 10/21/23	9,500,000	9,500,521
New York Life Global Funding 144A sr. unsub. FRN (US SOFR Compounded Index + 0.33%), 5.625%, 1/14/25	9,020,000	8,999,370
Northwestern Mutual Global Funding 144A FRN (US SOFR + 0.33%), 5.571%, 3/25/24	27,995,000	27,971,116
Pacific Life Global Funding II 144A company guaranty sr. notes 0.50%, 9/23/23	28,215,000	27,999,221
Pacific Life Global Funding II 144A FRN (US SOFR + 0.40%), 5.73%, 1/27/25	39,259,000	39,084,014
Pacific Life Global Funding II 144A unsec. FRN (US SOFR + 0.38%), 5.673%, 4/12/24	47,055,000	47,013,126
Principal Life Global Funding II 144A FRN (US SOFR + 0.45%), 5.739%, 4/12/24	28,000,000	28,001,889
Principal Life Global Funding II 144A FRN (US SOFR + 0.38%), 5.535%, 8/23/24	19,115,000	19,081,990
Protective Life Global Funding 144A notes 0.631%, 10/13/23	21,201,000	20,974,033
		684,377,840
Investment banking/Brokerage (3.9%)
Charles Schwab Corp. (The) sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.50%), 5.721%, 3/18/24	42,485,000	42,397,273
Deutsche Bank AG sr. unsec. unsub. FRN (US SOFR + 0.50%), 5.61%, 11/8/23 (Germany)	32,732,000	32,662,216
Deutsche Bank AG sr. unsec. unsub. FRN 3.961%, 11/26/25 (Germany)	30,000,000	28,888,362

32 Ultra Short Duration Income Fund

CORPORATE BONDS AND NOTES (65.7%)* cont.	Principal amount	Value
Investment banking/Brokerage cont.
Deutsche Bank AG sr. unsec. unsub. notes 3.70%, 5/30/24 (Germany)	$19,834,000	$19,423,692
Deutsche Bank AG sr. unsec. unsub. notes 0.898%, 5/28/24 (Germany)	23,772,000	22,773,718
Deutsche Bank AG/New York, NY sr. unsec. unsub. FRN 2.222%, 9/18/24 (Germany)	17,182,000	17,063,353
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN (US SOFR + 0.49%), 5.804%, 10/21/24	19,768,000	19,728,571
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN (US SOFR + 0.50%), 5.702%, 9/10/24	39,107,000	39,014,571
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN 1.757%, 1/24/25	20,533,000	20,074,008
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN 0.925%, 10/21/24	31,542,000	31,155,426
Morgan Stanley sr. unsec. FRN 5.05%, 1/28/27	14,089,000	13,947,838
Morgan Stanley sr. unsec. FRN Ser. MTN, (US SOFR + 0.46%), 5.785%, 1/25/24	23,000,000	22,991,053
Morgan Stanley sr. unsec. FRN Ser. MTN, (US SOFR + 0.47%), 5.592%, 11/10/23	10,278,000	10,273,175
Morgan Stanley sr. unsec. unsub. FRN 3.62%, 4/17/25	10,000,000	9,833,168
Morgan Stanley sr. unsec. unsub. FRN 2.63%, 2/18/26	11,174,000	10,640,234
Morgan Stanley sr. unsec. unsub. FRN Ser. MTN, 2.72%, 7/22/25	46,032,000	44,574,649
Morgan Stanley Bank NA sr. unsec. FRN (US SOFR + 0.78%), 6.096%, 7/16/25	8,208,000	8,218,424
Morgan Stanley Bank NA sr. unsec. notes 5.479%, 7/16/25	23,870,000	23,911,937
		417,571,668
Real estate (1.3%)
Boston Properties, LP sr. unsec. notes 3.20%, 1/15/25 R	10,450,000	9,977,294
Boston Properties, LP sr. unsec. unsub. notes 3.80%, 2/1/24 R	38,198,000	37,457,258
Federal Realty Investment Trust sr. unsec. unsub. notes 3.95%, 1/15/24 R	5,283,000	5,228,117
Public Storage sr. unsec. FRN (US SOFR Compounded Index + 0.60%), 5.927%, 7/25/25 R	14,224,000	14,237,106
Public Storage sr. unsec. FRN (US SOFR + 0.47%), 5.786%, 4/23/24	58,004,000	58,004,944
Realty Income Corp. sr. unsec. unsub. notes 5.05%, 1/13/26 R	9,393,000	9,329,888
Realty Income Corp. sr. unsec. unsub. notes 3.875%, 7/15/24 R	7,209,000	7,073,948
		141,308,555
Technology (0.4%)
Analog Devices, Inc. sr. unsec. FRN (US SOFR + 0.25%), 5.51%, 10/1/24	11,205,000	11,195,118
Hewlett Packard Enterprise Co. sr. unsec. notes 5.90%, 10/1/24	14,180,000	14,179,319
VMware, Inc. sr. unsec. notes 1.00%, 8/15/24	18,765,000	17,850,725
		43,225,162

Ultra Short Duration Income Fund 33

CORPORATE BONDS AND NOTES (65.7%)* cont.	Principal amount	Value
Utilities and power (3.1%)
American Electric Power Co., Inc. jr. unsec. sub. notes 2.031%, 3/15/24	$37,228,000	$36,336,131
American Electric Power Co., Inc. sr. unsec. unsub. FRN (ICE LIBOR USD 3 Month + 0.48%), 6.114%, 11/1/23	38,906,000	38,892,503
American Electric Power Co., Inc. sr. unsec. unsub. notes 0.75%, 11/1/23	9,500,000	9,383,213
Dominion Energy, Inc. sr. unsec. unsub. FRN Ser. D, (ICE LIBOR USD 3 Month + 0.53%), 6.082%, 9/15/23	23,938,000	23,939,144
Enbridge, Inc. company guaranty sr. unsec. notes 0.55%, 10/4/23 (Canada)	9,341,000	9,254,733
Enbridge, Inc. company guaranty sr. unsec. notes 5.969%, 3/8/26 (Canada)	33,424,000	33,396,124
Enbridge, Inc. company guaranty sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.63%), 5.767%, 2/16/24 (Canada)	23,380,000	23,390,359
Eversource Energy sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.25%), 5.379%, 8/15/23	18,600,000	18,585,864
Eversource Energy sr. unsec. unsub. notes 4.75%, 5/15/26	18,135,000	17,870,620
Kinder Morgan, Inc. 144A company guaranty sr. unsec. notes 5.625%, 11/15/23	7,350,000	7,343,442
Mississippi Power Co. sr. unsec. unsub. FRN (US SOFR + 0.30%), 5.553%, 6/28/24	21,928,000	21,790,456
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. FRN (US SOFR Compounded Index + 0.40%), 5.494%, 11/3/23	61,776,000	61,764,056
TransCanada PipeLines, Ltd. sr. unsec. unsub. notes 1.00%, 10/12/24 (Canada)	23,370,000	22,102,196
Xcel Energy, Inc. sr. unsec. notes 0.50%, 10/15/23	9,189,000	9,092,081
		333,140,922
Total corporate bonds and notes (cost $7,040,624,294)		$7,012,490,192

COMMERCIAL PAPER (23.1%)*	Yield (%)	Maturity date	Principal amount	Value
AES Corp. (The)	6.101	8/1/23	$50,000,000	$49,991,568
Alimentation Couche-Tard, Inc. (Canada)	5.552	8/14/23	12,000,000	11,974,147
Alimentation Couche-Tard, Inc. (Canada)	5.562	8/10/23	38,000,000	37,941,522
Alimentation Couche-Tard, Inc. (Canada)	5.457	8/2/23	24,350,000	24,342,506
American Honda Finance Corp.	5.667	9/22/23	34,650,000	34,367,442
American Honda Finance Corp.	5.417	8/9/23	40,000,000	39,945,620
Arrow Electronics, Inc.	5.920	8/14/23	47,350,000	47,243,696
Arrow Electronics, Inc.	5.703	8/3/23	3,950,000	3,948,112
AT&T, Inc.	5.562	10/19/23	23,000,000	22,716,487
Autonation, Inc.	5.901	8/1/23	107,900,000	107,882,918
Aviation Capital Group, LLC	6.079	8/15/23	15,000,000	14,965,044
Aviation Capital Group, LLC	5.961	8/1/23	109,250,000	109,233,063
Banco Santander SA (Spain)	5.777	12/4/23	36,750,000	36,021,983
Banco Santander SA (Spain)	5.399	11/10/23	48,100,000	47,345,944
Bell Canada (Canada)	5.424	8/10/23	17,500,000	17,473,201
BPCE SA (France)	4.267	9/8/23	26,150,000	25,998,779
CNH Industrial Capital, LLC	5.683	9/6/23	33,250,000	33,054,903

34 Ultra Short Duration Income Fund

COMMERCIAL PAPER (23.1%)* cont.	Yield (%)	Maturity date	Principal amount	Value
CNH Industrial Capital, LLC	5.700	9/5/23	$8,950,000	$8,898,967
Constellation Brands, Inc.	5.578	8/4/23	10,000,000	9,993,640
Constellation Brands, Inc.	5.617	8/1/23	15,000,000	14,997,625
Crown Castle, Inc.	6.103	9/14/23	37,650,000	37,377,715
Crown Castle, Inc.	5.920	8/8/23	13,000,000	12,983,389
Enbridge US, Inc.	5.493	8/16/23	22,200,000	22,144,638
Energy Transfer LP	6.001	8/1/23	107,500,000	107,482,982
Evergy Missouri West, Inc.	5.412	8/1/23	67,000,000	66,989,838
Fidelity National Information Services, Inc.	5.546	8/18/23	25,000,000	24,931,750
Fidelity National Information Services, Inc.	5.544	8/16/23	13,350,000	13,317,604
Fidelity National Information Services, Inc.	5.544	8/15/23	22,000,000	21,949,950
Fidelity National Information Services, Inc.	5.519	8/11/23	17,000,000	16,971,638
Fidelity National Information Services, Inc.	5.524	8/8/23	29,000,000	28,964,813
Fiserv, Inc.	5.397	8/11/23	34,421,000	34,363,364
Fiserv, Inc.	5.346	8/1/23	25,000,000	24,996,195
FMC Corp.	6.131	8/21/23	47,200,000	47,031,441
FMC Corp.	6.001	8/1/23	62,000,000	61,989,477
General Motors Financial Co., Inc.	5.837	11/15/23	19,000,000	18,656,536
General Motors Financial Co., Inc.	5.565	8/2/23	9,400,000	9,397,085
General Motors Financial Co., Inc.	5.551	8/1/23	10,000,000	9,998,451
Glencore Funding, LLC	5.869	11/9/23	24,000,000	23,618,691
HP, Inc.	5.513	8/16/23	28,690,000	28,620,379
Humana, Inc.	5.530	8/22/23	25,350,000	25,260,722
Humana, Inc.	5.565	8/7/23	18,400,000	18,379,428
Humana, Inc.	5.530	8/1/23	62,750,000	62,739,978
International Flavors & Fragrances, Inc.	6.030	8/4/23	25,850,000	25,834,318
International Flavors & Fragrances, Inc.	5.951	8/1/23	22,979,000	22,975,515
Intesa Sanpaolo Funding, LLC (Spain)	5.811	11/24/23	22,000,000	21,584,237
Intesa Sanpaolo Funding, LLC (Spain)	5.690	11/7/23	23,750,000	23,369,293
Marriott International, Inc./MD	5.532	8/15/23	14,500,000	14,466,408
NatWest Markets PLC (United Kingdom)	5.641	2/9/24	18,500,000	17,933,481
Nutrien Financial US, LLC	5.632	9/5/23	38,000,000	37,790,316
Nutrien Financial US, LLC	5.628	9/1/23	11,200,000	11,145,185
Nutrien Financial US, LLC	5.594	8/24/23	19,000,000	18,930,333
Nutrien, Ltd. (Canada)	5.535	8/22/23	17,400,000	17,341,474
Otis Worldwide Corp.	5.680	8/23/23	8,400,000	8,370,478
Ovintiv, Inc.	6.175	8/21/23	41,000,000	40,862,336
Ovintiv, Inc.	6.169	8/15/23	25,000,000	24,940,073
Ovintiv, Inc.	6.001	8/1/23	13,000,000	12,997,942
Penske Truck Leasing Co.	5.476	8/17/23	22,500,000	22,440,713
Penske Truck Leasing Co.	5.417	8/11/23	17,000,000	16,971,119
Penske Truck Leasing Co.	5.462	8/9/23	34,212,000	34,164,531
PPG Industries, Inc.	5.596	9/18/23	27,635,000	27,427,971
Protective Life Corp.	5.473	8/10/23	32,250,000	32,200,165
S&P Global, Inc.	5.512	8/8/23	24,400,000	24,370,069
Societe Generale SA (France)	5.806	11/13/23	40,000,000	39,366,240
Southern Co. Funding Corp.	5.578	8/21/23	29,625,000	29,530,644
Southern Co. Funding Corp.	5.506	8/7/23	40,000,000	39,957,533
Suncor Energy, Inc. (Canada)	5.687	9/11/23	10,000,000	9,935,367
Suncor Energy, Inc. (Canada)	5.628	8/28/23	10,000,000	9,957,168

Ultra Short Duration Income Fund 35

COMMERCIAL PAPER (23.1%)* cont.	Yield (%)	Maturity date	Principal amount	Value
Suncor Energy, Inc. (Canada)	5.525	8/17/23	$14,750,000	$14,711,970
Suncor Energy, Inc. (Canada)	5.525	8/16/23	12,635,000	12,604,339
Suncor Energy, Inc. (Canada)	5.537	8/14/23	21,000,000	20,955,410
Suncor Energy, Inc. (Canada)	5.479	8/2/23	39,000,000	38,988,170
Targa Resources Corp.	6.132	8/14/23	23,400,000	23,353,108
Targa Resources Corp.	6.079	8/11/23	20,000,000	19,968,522
Targa Resources Corp.	6.001	8/1/23	64,400,000	64,390,878
Thermo Fisher Scientific, Inc.	5.603	8/18/23	40,250,000	40,140,118
Thomson Reuters Corp. (Canada)	5.448	8/9/23	52,500,000	52,426,999
UDR, Inc.	5.628	8/29/23	23,851,000	23,745,077
UDR, Inc.	5.626	8/25/23	20,000,000	19,923,792
UDR, Inc.	5.475	8/10/23	42,400,000	42,335,693
Walt Disney Co. (The)	5.248	9/6/23	23,875,000	23,743,647
Westpac Banking Corp. (Australia)	4.690	9/13/23	41,125,000	40,861,366
WPP CP, LLC	5.536	8/3/23	28,000,000	27,987,260
Total commercial paper (cost $2,468,087,110)				$2,467,502,489

CERTIFICATES OF DEPOSIT (4.5%)*	Yield (%)	Maturity date	Principal amount	Value
Bank of America, NA	5.500	9/1/23	$50,150,000	$50,152,114
Barclays Bank PLC/NY FRN (United Kingdom)	6.190	11/28/23	45,000,000	45,079,956
Barclays Bank PLC/NY FRN (United Kingdom)	5.990	6/21/24	24,700,000	24,701,599
BNP Paribas SA/New York, NY (France)	4.170	9/7/23	44,000,000	43,937,054
Canadian Imperial Bank of Commerce/New York, NY	4.020	8/23/23	46,750,000	46,707,664
Citibank, NA	5.780	3/8/24	29,000,000	28,982,347
Citibank, NA	5.000	9/26/23	23,000,000	22,976,330
Credit Agricole Corporate and Investment Bank/ New York (France)	5.670	12/1/23	48,150,000	48,140,050
Credit Suisse AG/New York, NY FRN	5.787	1/19/24	23,750,000	23,761,358
Nordea Bank ABP/New York, NY FRN	5.930	8/14/23	28,000,000	28,004,482
Sumitomo Mitsui Banking Corp./New York FRN (Japan)	6.230	11/21/23	34,700,000	34,762,826
Toronto-Dominion Bank/NY FRN (Canada)	5.950	5/31/24	30,000,000	30,040,230
Wells Fargo Bank, NA FRN	5.940	4/5/24	49,170,000	49,223,055
Total certificates of deposit (cost $476,370,000)				$476,469,065

ASSET-BACKED SECURITIES (3.4%)*	Principal amount	Value
AmeriCredit Automobile Receivables Trust Ser. 22-1, Class A3, 2.45%, 11/18/26	$4,160,000	$4,042,778
Capital One Multi-Asset Execution Trust FRB Ser. 17-A5, Class A5, (CME Term SOFR 1 Month + 0.69%), 5.916%, 7/15/27	57,731,000	57,918,533
Capital One Prime Auto Receivables Trust Ser. 20-1, Class A3, 1.60%, 11/15/24	221,584	221,177
CarMax Auto Owner Trust
Ser. 22-4, Class A2A, 5.34%, 12/15/25	7,781,591	7,765,873
Ser. 22-2, Class A3, 3.49%, 2/16/27	14,000,000	13,675,704
Ser. 20-1, Class A3, 1.89%, 12/16/24	1,225,884	1,221,288
Ser. 20-3, Class A3, 0.62%, 3/17/25	2,140,834	2,124,184

36 Ultra Short Duration Income Fund

ASSET-BACKED SECURITIES (3.4%)* cont.	Principal amount	Value
Carvana Auto Receivables Trust
Ser. 22-P2, Class A3, 3.75%, 4/12/27	$13,000,000	$12,684,620
Ser. 21-P4, Class A3, 1.31%, 1/11/27	34,305,000	32,902,488
Citizens Auto Receivables Trust 144A FRB Ser. 23-1, Class A2B, (US 30 Day Average SOFR + 0.95%), 6.017%, 7/15/26	17,800,000	17,814,810
First Investors Auto Owner Trust 144A Ser. 22-1A, Class A, 2.03%, 1/15/27	5,331,862	5,192,328
Ford Credit Auto Owner Trust Ser. 22-C, Class A2A, 4.52%, 4/15/25	6,371,192	6,347,497
Ford Credit Floorplan Master Owner Trust Ser. 20-1, Class A1, 0.70%, 9/15/25	31,000,000	30,821,936
Foursight Capital Automobile Receivables Trust 144A Ser. 22-2, Class A2, 4.49%, 3/16/26	10,572,814	10,516,439
General Motors Financial Floorplan Owner Revolving Trust 144A Ser. 20-1, Class A, 0.68%, 8/15/25	26,500,000	26,451,585
GM Financial Consumer Automobile Receivables Trust
Ser. 22-2, Class A3, 3.10%, 2/16/27	15,000,000	14,538,450
Ser. 20-4, Class A3, 0.38%, 8/18/25	904,378	888,507
Golden Credit Card Trust 144A Ser. 18-4A, Class A, 3.44%, 8/15/25	1,250,000	1,248,705
Honda Auto Receivables Owner Trust
Ser. 22-2, Class A2, 3.81%, 3/18/25	4,888,976	4,858,072
Ser. 20-2, Class A3, 0.82%, 7/15/24	689,230	686,786
Ser. 20-3, Class A3, 0.37%, 10/18/24	2,395,419	2,368,713
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (ICE LIBOR USD 1 Month + 0.75%), 6.162%, 5/7/24	28,931,067	28,723,139
Santander Drive Auto Receivables Trust
Ser. 22-6, Class A2, 4.37%, 5/15/25	4,034,019	4,029,466
Ser. 22-4, Class A2, 4.05%, 7/15/25	2,356,710	2,351,878
Station Place Securitization Trust 144A FRB Ser. 23-2, Class A1, (CME Term SOFR 1 Month + 0.95%), 6.103%, 6/29/24	58,400,000	57,920,536
Tesla Auto Lease Trust 144A Ser. 23-A, Class A2, 5.86%, 8/20/25	14,658,000	14,648,296
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (CME Term SOFR 1 Month + 0.60%), 6.012%, 1/25/46	305,081	303,452
Toyota Auto Receivables Owner Trust Ser. 20-B, Class A3, 1.36%, 8/15/24	1,255,256	1,252,635
Volkswagen Auto Loan Enhanced Trust Ser. 20-1, Class A3, 0.98%, 11/20/24	722,338	718,623
Total asset-backed securities (cost $367,133,198)		$364,238,498

MORTGAGE-BACKED SECURITIES (2.4%)*	Principal amount	Value
Agency collateralized mortgage obligations (—%)
Federal Home Loan Mortgage Corporation
REMICs Ser. 3724, Class CM, 5.50%, 6/15/37	$54,988	$55,561
REMICs Ser. 3316, Class CD, 5.50%, 5/15/37	19,113	19,339

Ultra Short Duration Income Fund 37

MORTGAGE-BACKED SECURITIES (2.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs Ser. 3539, Class PM, 4.50%, 5/15/37	$5,206	$5,057
REMICs Ser. 3611, PO, zero %, 7/15/34	17,664	14,935
Federal National Mortgage Association
REMICs FRB Ser. 10-90, Class GF, (US 30 Day Average SOFR + 0.50%), 5.683%, 8/25/40	185,156	179,863
REMICs FRB Ser. 06-74, Class FL, (US 30 Day Average SOFR + 0.35%), 5.533%, 8/25/36	118,645	117,481
REMICs FRB Ser. 05-63, Class FC, (US 30 Day Average SOFR + 0.25%), 5.433%, 10/25/31	224,980	221,236
REMICs Ser. 11-60, Class PA, 4.00%, 10/25/39	4,011	3,700
REMICs Ser. 10-81, Class AP, 2.50%, 7/25/40	11,518	10,950
Government National Mortgage Association Ser. 09-32, Class AB, 4.00%, 5/16/39	4,504	4,345
		632,467
Residential mortgage-backed securities (non-agency) (2.4%)
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-R5, Class M1, (CME Term SOFR 1 Month + 0.98%), 6.282%, 7/25/34	261,430	255,647
FRB Ser. 05-R11, Class M2, (CME Term SOFR 1 Month + 0.71%), 6.117%, 1/25/36	878,367	872,768
FRB Ser. 05-R9, Class M1, (CME Term SOFR 1 Month + 0.82%), 6.117%, 11/25/35	5,095,833	4,942,949
Angel Oak Mortgage Trust 144A Ser. 19-5, Class A1, 2.593%, 10/25/49 W	664,600	631,258
Angel Oak Mortgage Trust LLC 144A Ser. 20-3, Class A1, 1.691%, 4/25/65 W	9,453,199	8,574,629
Arroyo Mortgage Trust 144A
Ser. 19-2, Class A1, 3.347%, 4/25/49 W	3,470,113	3,162,136
Ser. 19-3, Class A1, 2.962%, 10/25/48 W	4,621,630	4,204,472
BRAVO Residential Funding Trust 144A
FRB Ser. 21-HE1, Class A1, (US 30 Day Average SOFR + 0.75%), 5.819%, 1/25/70	7,605,147	7,199,405
Ser. 19-1, Class A1C, 3.50%, 3/25/58	1,075,933	1,044,260
Ser. 20-NQM1, Class A1, 1.449%, 5/25/60 W	3,022,243	2,771,895
Ser. 21-NQM2, Class A1, 0.97%, 3/25/60 W	4,760,856	4,372,513
Ser. 21-NQM1, Class A1, 0.941%, 2/25/49 W	3,402,796	2,915,107
Carrington Mortgage Loan Trust FRB Ser. 07-HE1, Class A3, (CME Term SOFR 1 Month + 0.30%), 5.602%, 6/25/37	3,402,036	3,197,554
Cascade Funding Mortgage Trust, LLC 144A Ser. 21-HB5, Class A, 0.801%, 2/25/31 W	6,496,837	6,384,884
COLT Funding, LLC 144A Ser. 21-3R, Class A1, 1.051%, 12/25/64 W	2,626,109	2,416,020
COLT Mortgage Loan Trust 144A Ser. 21-HX1, Class A1, 1.11%, 10/25/66 W	17,735,509	14,227,977
Countrywide Asset-Backed Certificates FRB Ser. 05-BC3, Class M4, (CME Term SOFR 1 Month + 1.50%), 6.912%, 6/25/35	8,021	8,010

38 Ultra Short Duration Income Fund

MORTGAGE-BACKED SECURITIES (2.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Credit Suisse Mortgage Capital Certificates 144A
Ser. 20-SPT1, Class A2, 2.229%, 4/25/65	$6,500,000	$6,144,841
FRB Ser. 20-SPT1, Class A1, 1.616%, 4/25/65	539,613	532,175
Credit Suisse Mortgage Trust 144A Ser. 20-AFC1, Class A1, 2.24%, 2/25/50 W	7,872,865	7,271,549
CSMC Trust 144A Ser. 19-NQM1, Class A1, 2.656%, 10/25/59	3,118,160	2,978,192
Ellington Financial Mortgage Trust 144A
Ser. 19-2, Class A1, 2.739%, 11/25/59 W	2,811,808	2,583,797
Ser. 20-2, Class A1, 1.178%, 10/25/65 W	1,297,989	1,146,514
Encore Credit receivables Trust FRB Ser. 05-4, Class M3, (CME Term SOFR 1 Month + 0.71%), 6.117%, 1/25/36	1,826,285	1,789,000
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class M2AR, (US 30 Day Average SOFR + 0.75%), 5.933%, 3/25/30	4,035,410	4,024,868
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (US 30 Day Average SOFR + 2.90%), 8.083%, 7/25/24	1,265,505	1,278,439
Connecticut Avenue Securities FRB Ser. 14-C02, Class 2M2, (US 30 Day Average SOFR + 2.71%), 7.783%, 5/25/24	453,107	457,148
Finance of America HECM Buyout 144A Ser. 22-HB2, Class A1A, 4.00%, 8/1/32 W	20,812,987	20,098,186
First Franklin Mortgage Loan Trust
FRB Ser. 05-FF9, Class A4, (CME Term SOFR 1 Month + 0.72%), 6.132%, 10/25/35	21,231	21,516
FRB Ser. 06-FF3, Class A2C, (CME Term SOFR 1 Month + 0.58%), 5.992%, 2/25/36	2,041,959	2,040,590
FRB Ser. 06-FF7, Class 1A, (CME Term SOFR 1 Month + 0.28%), 5.692%, 5/25/36	2,988,334	2,918,331
Galton Funding Mortgage Trust 144A Ser. 19-2, Class A22, 3.50%, 6/25/59 W	2,555,900	2,283,191
GCAT Trust 144A Ser. 19-NQM3, Class A1, 2.686%, 11/25/59 W	2,219,800	2,049,206
GS Mortgage-Backed Securities Trust 144A Ser. 20-NQM1, Class A1, 1.382%, 9/27/60 W	1,356,346	1,243,714
GSAA Home Equity Trust FRB Ser. 06-2, Class 2A4, (CME Term SOFR 1 Month + 0.73%), 6.032%, 12/25/35	3,049,898	2,876,588
GSAMP Trust FRB Ser. 06-HE7, Class A2D, (CME Term SOFR 1 Month + 0.46%), 5.872%, 10/25/46	131,892	127,618
Home Equity Asset Trust
FRB Ser. 06-1, Class M2, (CME Term SOFR 1 Month + 0.69%), 6.102%, 4/25/36	1,220,784	1,213,630
FRB Ser. 06-4, Class 1A1, (CME Term SOFR 1 Month + 0.32%), 5.732%, 8/25/36	886,167	878,518
Imperial Fund Mortgage Trust 144A Ser. 22-NQM2, Class A1, 3.638%, 3/25/67	7,861,786	7,046,535
Invitation Homes Trust 144A FRB Ser. 18-SFR4, Class A, (CME Term SOFR 1 Month + 1.10%), 6.436%, 1/17/38	7,368,149	7,331,315

Ultra Short Duration Income Fund 39

MORTGAGE-BACKED SECURITIES (2.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
JPMorgan Mortgage Acquisition Trust FRB Ser. 07-CH2, Class MV1, (CME Term SOFR 1 Month + 0.28%), 5.692%, 1/25/37	$2,145,602	$2,128,107
JPMorgan Resecuritization Trust 144A Ser. 14-1, Class 7A1, 3.00%, 6/26/35	591,402	574,727
Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M5, (CME Term SOFR 1 Month + 1.09%), 6.387%, 4/25/35	1,087,109	1,052,730
FRB Ser. 04-1, Class M1, (CME Term SOFR 1 Month + 0.86%), 6.162%, 2/25/34	250,972	239,350
MASTR Asset-Backed Securities Trust FRB Ser. 06-FRE1, Class A4, (CME Term SOFR 1 Month + 0.58%), 5.992%, 12/25/35	120,888	120,182
MFA Trust 144A Ser. 21-NQM1, Class A1, 1.153%, 4/25/65 W	5,876,651	5,157,562
MFRA Trust 144A Ser. 20-NQM1, Class A1, 1.479%, 3/25/65 W	1,309,650	1,194,761
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 06-NC1, Class M1, (CME Term SOFR 1 Month + 0.57%), 5.982%, 12/25/35	2,626,884	2,575,020
Nationstar Home Equity Loan Trust FRB Ser. 07-B, Class 2AV4, (CME Term SOFR 1 Month + 0.32%), 5.732%, 4/25/37	3,984,031	3,877,849
New Century Home Equity Loan Trust FRB Ser. 05-C, Class A2D, (CME Term SOFR 1 Month + 0.79%), 6.092%, 12/25/35	291,093	289,331
New Residential Mortgage Loan Trust 144A
FRB Ser. 18-4A, Class 4A, (ICE LIBOR USD 1 Month + 0.75%), 6.162%, 1/25/48	3,517,731	3,394,370
Ser. 19-NQM4, Class A1, 2.492%, 9/25/59 W	1,922,672	1,731,174
Ser. 20-NQM1, Class A1, 2.464%, 1/26/60 W	1,194,132	1,061,703
OBX Trust 144A
Ser. 20-EXP2, Class A8, 3.00%, 5/25/60 W	1,102,433	927,173
Ser. 20-EXP2, Class A3, 2.50%, 5/25/60 W	11,594,958	9,719,040
Onslow Bay Financial, LLC Trust 144A FRB Ser. 20-EXP3, Class 2A1, (CME Term SOFR 1 Month + 0.90%), 6.312%, 1/25/60	451,523	427,034
Radnor Re, Ltd. 144A FRB Ser. 19-1, Class M1B, (ICE LIBOR USD 1 Month + 1.95%), 7.362%, 2/25/29 (Bermuda)	3,851,475	3,883,947
Residential Asset Mortgage Products Trust
FRB Ser. 05-RS6, Class M4, (CME Term SOFR 1 Month + 0.98%), 6.387%, 6/25/35	62,733	62,586
FRB Ser. 05-EFC4, Class M4, (CME Term SOFR 1 Month + 0.70%), 6.297%, 9/25/35	1,130,573	1,120,323
FRB Ser. 06-EFC2, Class A4, (CME Term SOFR 1 Month + 0.55%), 5.852%, 12/25/36	613,656	586,524
Residential Asset Securities Corp., Trust
FRB Ser. 05-KS1, Class M2, (CME Term SOFR 1 Month + 0.86%), 6.537%, 2/25/35	1,206,045	1,159,046
FRB Ser. 06-KS3, Class M1, (CME Term SOFR 1 Month + 0.44%), 5.907%, 4/25/36	1,336,360	1,283,813

40 Ultra Short Duration Income Fund

MORTGAGE-BACKED SECURITIES (2.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Residential Mortgage Loan Trust 144A
Ser. 19-2, Class A1, 2.913%, 5/25/59 W	$138,513	$136,014
Ser. 19-3, Class A1, 2.633%, 9/25/59 W	1,103,352	1,064,227
Securitized Asset Backed Receivables, LLC Trust FRB Ser. 06-CB1, Class AV1, (CME Term SOFR 1 Month + 0.48%), 3.344%, 1/25/36	2,636,337	2,564,520
SG Residential Mortgage Trust 144A
Ser. 22-1, Class A1, 3.166%, 3/27/62 W	2,738,010	2,411,701
Ser. 19-3, Class A1, 2.703%, 9/25/59 W	78,808	76,354
Soundview Home Loan Trust
FRB Ser. 05-OPT3, Class M1, (CME Term SOFR 1 Month + 0.71%), 6.117%, 11/25/35	2,481,452	2,409,679
FRB Ser. 06-OPT1, Class 2A4, (CME Term SOFR 1 Month + 0.54%), 5.952%, 3/25/36	1,179,361	1,156,880
Starwood Mortgage Residential Trust 144A
Ser. 22-2, Class A1, 3.122%, 2/25/67 W	7,790,835	7,043,551
Ser. 21-4, Class A1, 1.162%, 8/25/56 W	8,756,762	7,148,035
Starwood Residential Mortgage Trust 144A Ser. 21-1, Class A1, 1.219%, 5/25/65 W	5,061,314	4,333,041
Structured Asset Investment Loan Trust FRB Ser. 05-HE3, Class M1, (CME Term SOFR 1 Month + 0.72%), 6.132%, 9/25/35	1,867,729	1,825,916
Structured Asset Securities Corp. FRB Ser. 05-WF1, Class M1, (CME Term SOFR 1 Month + 0.66%), 6.072%, 2/25/35	711,297	710,761
Structured Asset Securities Corp. Mortgage Loan Trust
FRB Ser. 05-NC2, Class M5, (CME Term SOFR 1 Month + 1.04%), 6.342%, 5/25/35	1,461,017	1,466,587
FRB Ser. 06-WF1, Class M4, (CME Term SOFR 1 Month + 0.65%), 6.057%, 2/25/36	636,138	633,413
Towd Point HE Trust 144A Ser. 21-HE1, Class A1, 0.918%, 2/25/63 W	5,072,978	4,631,421
Towd Point Mortgage Trust 144A
FRB Ser. 19-HY2, Class A1, (CME Term SOFR 1 Month + 1.00%), 6.412%, 5/25/58	526,348	525,861
FRB Ser. 19-HY1, Class A1, (CME Term SOFR 1 Month + 1.00%), 6.412%, 10/25/48	4,079,835	4,099,010
Ser. 22-SJ1, Class A1B, 3.612%, 3/25/62 W	5,648,271	5,381,503
Ser. 18-1, Class A1, 3.00%, 1/25/58 W	3,236,311	3,101,208
Ser. 17-3, Class A1, 2.75%, 7/25/57 W	1,841,502	1,790,291
Verus Securitization Trust 144A
Ser. 19-INV2, Class A1, 3.80%, 7/25/59 W	4,121,852	3,982,315
Ser. 19-INV3, Class A1, 2.692%, 11/25/59 W	1,686,201	1,617,070
Ser. 19-4, Class A1, 2.642%, 11/25/59	3,565,655	3,396,239
Ser. 20-1, Class A1, 2.417%, 1/25/60	781,041	753,211
Ser. 20-5, Class A1, 1.218%, 5/25/65	4,829,326	4,360,948
Wells Fargo Home Equity Asset-Backed Securities Trust FRB Ser. 05-3, Class M6, (CME Term SOFR 1 Month + 1.01%), 6.417%, 11/25/35	73,132	72,998
		254,776,051
Total mortgage-backed securities (cost $276,033,468)		$255,408,518

Ultra Short Duration Income Fund 41

REPURCHASE AGREEMENTS (0.8%)*	Principal amount	Value
Interest in $25,000,000 tri-party term repurchase agreement dated 7/31/2023 with RBC Capital Markets, LLC, 5.540% (collateralized by Corporate Debt Securities with coupon rates ranging from 3.179% to 6.992% and due dates ranging from 6/12/2025 to 6/1/2077, valued at $26,254,196) (Canada) Ŧ EG	$25,000,000	$25,000,000
Interest in $65,000,000 tri-party term repurchase agreement dated 7/31/2023 with BNP Paribas Securities Corp., 5.490% (collateralized by Corporate Debt Securities with coupon rates ranging from 1.875% to 7.875% and due dates ranging from 9/15/2023 to 1/15/2083, valued at $68,260,419) (France) Ŧ EG	65,000,000	65,000,000
Total repurchase agreements (cost $90,000,000)		$90,000,000

U.S. GOVERNMENT AGENCY OBLIGATIONS (0.2%)*	Yield (%)	Maturity date	Principal amount	Value
Federal Home Loan Banks unsec. bonds	4.671	6/14/24	$21,915,000	$21,828,471
Total U.S. government agency obligations (cost $21,958,420)				$21,828,471

TOTAL INVESTMENTS
Total investments (cost $10,740,206,490)	$10,687,937,233

Key to holding’s abbreviations
BKNT	Bank Note
CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
MTN	Medium Term Notes
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REMICs	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2022 through July 31, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $10,679,633,632.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Ŧ	Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.

42 Ultra Short Duration Income Fund

EG	Maturity date of the repurchase agreement is thirty-five days from the purchase date unless both parties agree to roll the transaction. Maturity value of the repurchase agreement will equal the principal amount of the repurchase agreement plus interest.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	62.5%	Germany	1.1%
Canada	10.3	Sweden	1.1
France	5.8	Denmark	0.9
Japan	3.3	Norway	0.9
Australia	3.1	Switzerland	0.8
United Kingdom	3.0	Singapore	0.7
Netherlands	2.6	Italy	0.6
Spain	1.8	Other	0.3
Ireland	1.2	Total	100.0%

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$364,238,498	$—
Certificates of deposit	—	476,469,065	—
Commercial paper	—	2,467,502,489	—
Corporate bonds and notes	—	7,012,490,192	—
Mortgage-backed securities	—	255,408,518	—
Repurchase agreements	—	90,000,000	—
U.S. government agency obligations	—	21,828,471	—
Totals by level	$—	$10,687,937,233	$—

The accompanying notes are an integral part of these financial statements.

Ultra Short Duration Income Fund 43

Statement of assets and liabilities 7/31/23

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $10,740,206,490)	$10,687,937,233
Cash	7,135,194
Interest and other receivables	63,823,083
Receivable for shares of the fund sold	19,126,749
Receivable for custodian fees (Note 2)	35,019
Prepaid assets	180,456
Total assets	10,778,237,734

LIABILITIES
Payable for investments purchased	60,025,709
Payable for shares of the fund repurchased	30,823,032
Payable for compensation of Manager (Note 2)	640,234
Payable for investor servicing fees (Note 2)	1,407,524
Payable for Trustee compensation and expenses (Note 2)	353,468
Payable for administrative services (Note 2)	18,494
Payable for distribution fees (Note 2)	267,895
Distributions payable to shareholders	4,499,528
Other accrued expenses	568,218
Total liabilities	98,604,102

Net assets	$10,679,633,632

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$10,764,574,193
Total distributable earnings (Note 1)	(84,940,561)
Total — Representing net assets applicable to capital shares outstanding	$10,679,633,632

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class A share
($3,042,384,649 divided by 303,155,685 shares)	$10.04
Net asset value and offering price per class C share ($11,341,208 divided by 1,131,312 shares)*	$10.02
Net asset value and redemption price per class N share ($10,827,770 divided by 1,080,108 shares) $10.02
Offering price per class N share (100/98.50 of $10.02)**	$10.17
Net asset value, offering price and redemption price per class R share
($4,509,310 divided by 449,929 shares)	$10.02
Net asset value, offering price and redemption price per class R6 share
($513,427,595 divided by 51,089,135 shares)	$10.05
Net asset value, offering price and redemption price per class Y share
($7,097,143,100 divided by 706,437,405 shares)	$10.05

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

**On single retail sales of less than $50,000 On sales of more than $50,000 the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

44 Ultra Short Duration Income Fund

Statement of operations Year ended 7/31/23

INVESTMENT INCOME
Interest (including interest income of $1,031,304 from investments in affiliated issuers) (Note 5)	$488,510,596
Total investment income	488,510,596

EXPENSES
Compensation of Manager (Note 2)	32,091,057
Investor servicing fees (Note 2)	8,730,806
Custodian fees (Note 2)	142,693
Trustee compensation and expenses (Note 2)	519,648
Distribution fees (Note 2)	3,557,555
Administrative services (Note 2)	377,086
Other	2,514,424
Fees waived and reimbursed by Manager (Note 2)	(8,088,300)
Total expenses	39,844,969
Expense reduction (Note 2)	(191,784)
Net expenses	39,653,185

Net investment income	448,857,411

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
Securities from unaffiliated issuers (Notes 1 and 3)	(6,811,565)
Total net realized loss	(6,811,565)
Change in net unrealized appreciation on:
Securities from unaffiliated issuers	65,743,562
Total change in net unrealized appreciation	65,743,562

Net gain on investments	58,931,997

Net increase in net assets resulting from operations	$507,789,408

The accompanying notes are an integral part of these financial statements.

Ultra Short Duration Income Fund 45

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 7/31/23	Year ended 7/31/22
Operations
Net investment income	$448,857,411	$79,301,267
Net realized loss on investments	(6,811,565)	(6,439,412)
Change in net unrealized appreciation (depreciation)
of investments	65,743,562	(137,654,235)
Net increase (decrease) in net assets resulting
from operations	507,789,408	(64,792,380)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(131,222,377)	(25,728,550)
Class B	—	(129)
Class C	(463,710)	(34,973)
Class N	(315,180)	(30,261)
Class R	(165,114)	(11,190)
Class R6	(20,043,410)	(896,417)
Class Y	(296,691,111)	(51,891,719)
Decrease from capital share transactions (Note 4)	(2,013,530,763)	(2,940,533,054)
Total decrease in net assets	(1,954,642,257)	(3,083,918,673)

NET ASSETS
Beginning of year	12,634,275,889	15,718,194,562
End of year	$10,679,633,632	$12,634,275,889

The accompanying notes are an integral part of these financial statements.

46 Ultra Short Duration Income Fund

This page left blank intentionally.

Ultra Short Duration Income Fund 47

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%)[a]	(in thousands)	(%)[b,c]	net assets (%)[c]	(%)
Class A
July 31, 2023	$9.98	.39	.06	.45	(.39)	—	(.39)	$10.04	4.61	$3,042,385.42		3.80	35
July 31, 2022	10.08	.05	(.10)	(.05)	(.05)	—	(.05)	9.98	(.49)	4,297,725.40		.46	48
July 31, 2021	10.08	.04	—[d]	.04	(.04)	—	(.04)	10.08	.36	6,611,459.40		.37	63
July 31, 2020	10.05	.17	.03	.20	(.17)	—	(.17)	10.08	2.01	7,373,343.40		1.73	53
July 31, 2019	10.05	.25	—[d]	.25	(.25)	—[d]	(.25)	10.05	2.53	8,257,742.40		2.50	27
Class C
July 31, 2023	$9.97	.35	.05	.40	(.35)	—	(.35)	$10.02	4.09	$11,341.82		3.43	35
July 31, 2022	10.07	.02	(.10)	(.08)	(.02)	—	(.02)	9.97	(.78)	15,421	.68[e]	.20[e]	48
July 31, 2021	10.07	—[d]	—[d]	—[d]	—[d]	—	—[d]	10.07	.02	22,031	.75[e]	.02[e]	63
July 31, 2020	10.04	.13	.03	.16	(.13)	—	(.13)	10.07	1.61	27,790.80		1.24	53
July 31, 2019	10.04	.21	—[d]	.21	(.21)	—[d]	(.21)	10.04	2.13	19,754.80		2.10	27
Class N
July 31, 2023	$9.97	.38	.05	.43	(.38)	—	(.38)	$10.02	4.34	$10,828	. 57	3.84	35
July 31, 2022	10.07	.04	(.10)	(.06)	(.04)	—	(.04)	9.97	(.64)	7,791	. 55.30		48
July 31, 2021	10.07	.02	—[d]	.02	(.02)	—	(.02)	10.07	.21	14,369	. 55.22		63
July 31, 2020	10.04	.15	.03	.18	(.15)	—	(.15)	10.07	1.86	19,303	. 55	1.48	53
July 31, 2019 †	10.03	.18	.01	.19	(.18)	—[d]	(.18)	10.04	1.94*	13,070	.42*	1.81*	27
Class R
July 31, 2023	$9.97	.35	.05	.40	(.35)	—	(.35)	$10.02	4.09	$4,509.82		3.46	35
July 31, 2022	10.07	.02	(.10)	(.08)	(.02)	—	(.02)	9.97	(.78)	5,240	.69[e]	.24[e]	48
July 31, 2021	10.07	—[d]	—[d]	—[d]	—[d]	—	—[d]	10.07	.02	4,207	.75[e]	.02[e]	63
July 31, 2020	10.04	.13	.03	.16	(.13)	—	(.13)	10.07	1.61	5,118.80		1.30	53
July 31, 2019	10.04	.21	—[d]	.21	(.21)	—[d]	(.21)	10.04	2.13	5,411.80		2.09	27
Class R6
July 31, 2023	$10.00	.40	.05	.45	(.40)	—	(.40)	$10.05	4.64	$513,428.29		4.25	35
July 31, 2022	10.10	.06	(.10)	(.04)	(.06)	—	(.06)	10.00	(.37)	177,358.29		.69	48
July 31, 2021	10.09	.05	.01	.06	(.05)	—	(.05)	10.10	.57	121,669.29		.46	63
July 31, 2020	10.06	.18	.03	.21	(.18)	—	(.18)	10.09	2.12	92,676.29		1.80	53
July 31, 2019	10.06	.26	—[d]	.26	(.26)	—[d]	(.26)	10.06	2.64	97,971.29		2.68	27
Class Y
July 31, 2023	$9.99	.40	.06	.46	(.40)	—	(.40)	$10.05	4.71	$7,097,143.32		3.97	35
July 31, 2022	10.09	.06	(.10)	(.04)	(.06)	—	(.06)	9.99	(.39)	8,130,742.30		.60	48
July 31, 2021	10.09	.05	—[d]	.05	(.05)	—	(.05)	10.09	.46	8,944,133.30		.46	63
July 31, 2020	10.06	.18	.03	.21	(.18)	—	(.18)	10.09	2.11	8,857,867.30		1.79	53
July 31, 2019	10.06	.26	—[d]	.26	(.26)	—[d]	(.26)	10.06	2.63	8,052,123.30		2.61	27

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48 Ultra Short Duration Income Fund	Ultra Short Duration Income Fund 49

Financial highlights cont.

* Not annualized.

† For the period November 1, 2018 (commencement of operations) to July 31, 2019.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of net assets (Note 2):

	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
Class A	0.07%	0.06%	0.06%	0.09%	0.14%
Class C	0.07	0.06	0.06	0.09	0.14
Class N	0.07	0.06	0.06	0.09	0.10
Class R	0.07	0.06	0.06	0.09	0.14
Class R6	0.07	0.06	0.06	0.09	0.14
Class Y	0.07	0.06	0.06	0.09	0.14

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waiver, the expenses reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	7/31/22	7/31/21
Class C	0.12%	0.05%
Class R	0.11	0.05

The accompanying notes are an integral part of these financial statements.

50 Ultra Short Duration Income Fund

Notes to financial statements 7/31/23

Unless otherwise noted, the “reporting period” represents the period from August 1, 2022 through July 31, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
the SEC	the Securities and Exchange Commission
PIL	Putnam Investments Limited, an affiliate of Putnam Management

Putnam Ultra Short Duration Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed income securities comprised of short duration, investment-grade money market and other fixed income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, taxable municipal debt securities, securitized debt instruments (such as mortgage- and asset backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. The fund may also invest in U.S.-dollar denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Under normal circumstances, the dollar-weighted average portfolio maturity of the fund is not expected to exceed four years. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	None	bought with no initial sales charge	None
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
0.25% on certain redemptions of shares
Class N	Up to 1.50%	bought with no initial sales charge	None
Class R*	None	None	None
Class R6*	None	None	None
Class Y*	None	None	None

* Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated

Ultra Short Duration Income Fund 51

otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s Amended and Restated Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over

52 Ultra Short Duration Income Fund

a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $94,514,615 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Prior to May 2, 2023, the fund participated, along with other Putnam funds, in a $100 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains

Ultra Short Duration Income Fund 53

or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At July 31, 2023, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$21,570,185	$11,364,261	$32,934,446

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund required no such reclassifications.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$4,257,663
Unrealized depreciation	(56,528,108)
Net unrealized depreciation	(52,270,445)
Undistributed ordinary income	4,763,856
Capital loss carryforward	(32,934,446)
Cost for federal income tax purposes	$10,740,207,678

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.440%	of the first $5 billion,	0.240%	of the next $50 billion,
0.390%	of the next $5 billion,	0.220%	of the next $50 billion,
0.340%	of the next $10 billion,	0.210%	of the next $100 billion and
0.290%	of the next $10 billion,	0.205%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.281% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

54 Ultra Short Duration Income Fund

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2024, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.24% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $8,088,300 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management did not waive any specific distribution fees from the fund.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class C, class N, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,670,306	Class R	3,700
Class C	10,471	Class R6	236,960
Class N	6,400	Class Y	5,802,969
		Total	$8,730,806

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $191,784 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $9,049, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

Ultra Short Duration Income Fund 55

liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.10%	$3,445,665
Class C	1.00%	0.50%	67,534
Class N	0.25%	0.25%	20,538
Class R	1.00%	0.50%	23,818
Total			$3,557,555

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $307 from the sale of class N shares and received no monies in contingent deferred sales charges from redemptions of class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$2,860,231,014	$5,224,714,409
U.S. government securities (Long-term)	—	—
Total	$2,860,231,014	$5,224,714,409

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 7/31/23		YEAR ENDED 7/31/22
Class A	Shares	Amount	Shares	Amount
Shares sold	113,474,941	$1,135,157,619	164,765,264	$1,656,859,113
Shares issued in connection with
reinvestment of distributions	12,978,987	129,893,014	2,551,045	25,552,605
	126,453,928	1,265,050,633	167,316,309	1,682,411,718
Shares repurchased	(253,839,530)	(2,537,928,061)	(392,467,776)	(3,941,671,658)
Net decrease	(127,385,602)	$(1,272,877,428)	(225,151,467)	$(2,259,259,940)

56 Ultra Short Duration Income Fund

	YEAR ENDED 7/31/22
Class B	Shares	Amount
Shares sold	4,402	$44,198
Shares issued in connection with reinvestment of distributions	6	61
	4,408	44,259
Shares repurchased	(36,794)	(368,407)
Net decrease	(32,386)	$(324,148)

	YEAR ENDED 7/31/23		YEAR ENDED 7/31/22
Class C	Shares	Amount	Shares	Amount
Shares sold	464,823	$4,645,314	302,857	$3,038,270
Shares issued in connection with
reinvestment of distributions	45,854	458,411	3,469	34,617
	510,677	5,103,725	306,326	3,072,887
Shares repurchased	(925,872)	(9,252,666)	(947,115)	(9,506,923)
Net decrease	(415,195)	$(4,148,941)	(640,789)	$(6,434,036)

	YEAR ENDED 7/31/23		YEAR ENDED 7/31/22
Class N	Shares	Amount	Shares	Amount
Shares sold	445,952	$4,460,852	316,748	$3,181,901
Shares issued in connection with
reinvestment of distributions	31,476	314,775	3,018	30,161
	477,428	4,775,627	319,766	3,212,062
Shares repurchased	(178,579)	(1,784,172)	(965,062)	(9,702,188)
Net increase (decrease)	298,849	$2,991,455	(645,296)	$(6,490,126)

	YEAR ENDED 7/31/23		YEAR ENDED 7/31/22
Class R	Shares	Amount	Shares	Amount
Shares sold	95,526	$954,172	258,224	$2,588,428
Shares issued in connection with
reinvestment of distributions	16,487	164,790	1,122	11,190
	112,013	1,118,962	259,346	2,599,618
Shares repurchased	(187,725)	(1,876,945)	(151,478)	(1,521,170)
Net increase (decrease)	(75,712)	$(757,983)	107,868	$1,078,448

	YEAR ENDED 7/31/23		YEAR ENDED 7/31/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	64,958,823	$649,569,484	11,364,655	$114,035,027
Shares issued in connection with
reinvestment of distributions	923,616	9,258,341	89,295	895,244
	65,882,439	658,827,825	11,453,950	114,930,271
Shares repurchased	(32,537,415)	(325,865,639)	(5,760,286)	(57,895,840)
Net increase	33,345,024	$332,962,186	5,693,664	$57,034,431

Ultra Short Duration Income Fund 57

	YEAR ENDED 7/31/23		YEAR ENDED 7/31/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	550,398,326	$5,510,027,073	678,744,880	$6,822,754,347
Shares issued in connection with
reinvestment of distributions	25,954,964	260,056,283	4,286,098	42,976,448
	576,353,290	5,770,083,356	683,030,978	6,865,730,795
Shares repurchased	(683,567,463)	(6,841,783,408)	(755,480,563)	(7,591,868,478)
Net decrease	(107,214,173)	$(1,071,700,052)	(72,449,585)	$(726,137,683)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/22	cost	proceeds	income	of 7/31/23
Short-term investments
Putnam Short Term
Investment Fund*	$—	$797,069,981	$797,069,981	$1,031,304	$—
Total Short-term
investments	$—	$797,069,981	$797,069,981	$1,031,304	$—

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and ceased publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as

58 Ultra Short Duration Income Fund

hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	BNP Paribas	RBC Capital
	Securities Corp.	Markets, LLC	Total
Assets:
Repurchase agreements **	$65,000,000	$25,000,000	$90,000,000
Total Assets	$65,000,000	$25,000,000	$90,000,000
Liabilities:
Total Liabilities	$—	$—	$—
Total Financial and Derivative Net Assets	$65,000,000	$25,000,000	$90,000,000
Total collateral received (pledged)†##	$65,000,000	$25,000,000
Net amount	$—	$—
Controlled collateral received (including
TBA commitments)**	$—	$—	$—
Uncontrolled collateral received	$68,260,419	$26,254,196	$94,514,615
Collateral (pledged) (including TBA commitments)**	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 8: Of special note

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly-owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable), which will be presented to the shareholders of each Putnam Fund for their approval at shareholder meetings currently expected to occur in October 2023. Proxy solicitation materials related to these meetings have been made available to shareholders that held shares of the fund at the close of business on July 24, 2023.

Ultra Short Duration Income Fund 59

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2024 will show the tax status of all distributions paid to your account in calendar 2023.

60 Ultra Short Duration Income Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment advisor, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; previously a Board Member of Catholic Charities of St. Paul and Minneapolis; Director of the Catholic Community Foundation of Minnesota; and Investment Advisory Board Member of the University of Minnesota.

Ultra Short Duration Income Fund 61

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of July 31, 2023, there were 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

62 Ultra Short Duration Income Fund

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Michael J. Higgins (Born 1976)	Assistant Vice President, Assistant Clerk,
Vice President, Treasurer, and Clerk	and Assistant Treasurer
Since 2010	Since 2004

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Head of Fund Administration Services,
Richard T. Kircher (Born 1962)	Putnam Investments and Putnam Management
Vice President and BSA Compliance Officer
Since 2019	Stephen J. Tate (Born 1974)
Assistant Director, Operational Compliance, Putnam	Vice President and Chief Legal Officer
Investments and Putnam Retail Management	Since 2021
General Counsel, Putnam Investments,
Martin Lemaire (Born 1984)	Putnam Management, and Putnam Retail Management
Vice President and Derivatives Risk Manager
Since 2022	Mark C. Trenchard (Born 1962)
Risk Manager and Risk Analyst, Putnam Investments	Vice President
Since 2002
Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Ultra Short Duration Income Fund 63

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

64 Ultra Short Duration Income Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President and	Assistant Clerk, and
and Trust Company	Chief Compliance Officer	Assistant Treasurer

Legal Counsel	Michael J. Higgins	Janet C. Smith
Ropes & Gray LLP	Vice President, Treasurer,	Vice President,
	and Clerk	Principal Financial Officer,
Independent Registered		Principal Accounting Officer,
Public Accounting Firm	Jonathan S. Horwitz	and Assistant Treasurer
PricewaterhouseCoopers LLP	Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

This report is for the information of shareholders of Putnam Ultra Short Duration Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended. The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2023	$177,153	$ —	$7,706	$ —
July 31, 2022	$147,897	$ —	$7,482	$ —

For the fiscal years ended July 31, 2023 and July 31, 2022, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $249,449 and $336,433 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2023	$ —	$241,743	$ —	$ —
July 31, 2022	$ —	$328,951	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 25, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 25, 2023